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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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UAL Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2008

Dear Fellow Owner:

              On behalf of the Board of Directors, I am pleased to invite you to the 2008 Annual Meeting of Stockholders of UAL Corporation. A notice of the 2008 Annual Meeting and Proxy Statement follow. Please read the enclosed information and our 2007 Annual Report carefully before voting your proxy. The 2007 Annual Report is available for viewing at http://www.envisionreports.com/uaua.

              I am pleased to inform you that you have three ways to vote your proxy. We encourage you to use the first option, vote by Internet, if possible.

    1.
    VOTE BY INTERNET at http://www.envisionreports.com/uaua

    2.
    VOTE BY PHONE by dialing 1-800-652-8683

    3.
    VOTE BY MAIL by signing and dating your proxy card and returning it in the postage paid envelope

              Your vote is important. Please take a moment now to vote, even if you plan to attend the meeting, and thank you for your continued support of United Airlines.

Sincerely,

Glenn F. Tilton

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2008

DATE:	Thursday, June 12, 2008
TIME:	9:00 a.m.
PLACE:	Marriott Warner Center, Salon F 21850 Oxnard Street Woodland Hills, CA 91367

MATTERS TO BE VOTED ON:

1.
Election of the following members of the Board of Directors:

–
Ten directors, to be elected by holders of Common Stock

–
One ALPA director, to be elected by the holder of Class Pilot MEC Junior Preferred Stock

–
One IAM director, to be elected by the holder of Class IAM Junior Preferred Stock

2.
Ratification of the appointment of the independent registered public accountants for 2008

3.
Approval of the 2008 Incentive Compensation Plan

4.
Two stockholder proposals, if properly presented at the meeting

5.
Any other matters that may be properly brought before the meeting.

Paul R. Lovejoy Senior Vice President, General Counsel and Secretary
Chicago, Illinois April 28, 2008

PROXY STATEMENT

General Information

              This Proxy Statement is furnished to you by our Board of Directors in connection with the solicitation of your proxy to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 12, 2008, at 9:00 a.m. at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, CA 91367. This Proxy Statement is being made available to you on approximately April 28, 2008. "We", "our", "us", "UAL" and the "Company" refers to UAL Corporation.

Voting Rights and Proxy Information

How do I vote?

              --    Vote by Internet

              You can vote via the Internet by logging onto http://www.envisionreports.com/uaua and following the prompts using your six digit control number located on your meeting notice or proxy card. This vote will be counted immediately and there is no need to send in your proxy card.

              --    Vote by Telephone

              The telephone voting procedure is simple and fast. Dial 1-800-652-8683 and listen for further directions. You must have a touch-tone phone in order to respond to the questions. This vote will be counted immediately and there is no need to send in your proxy card.

              --    Vote by Proxy Card

              Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.

              You can save our Company money if you use the vote by Internet or telephone options.

How are my shares voted if I do not indicate how to vote on the proxy card?

              If no instructions are indicated, your shares will be voted (1) FOR the election of each of the nominees for director, (2) FOR the ratification of the selection of the independent registered public accountants, (3) FOR the approval of the 2008 Incentive Compensation Plan and (4) AGAINST each of the stockholder proposals described in this Proxy Statement.

Who is entitled to vote?

              You are entitled to vote if our records show that you held your shares at the close of business on April 14, 2008. This date is known as the "record date" for determining who receives notice of the meeting and who is entitled to vote.

              The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of holders of each class as of the record date entitled to vote at the meeting, the votes per share for each class for all matters on which the shares vote, and the class of directors the class is entitled to elect. The aggregate number of votes to which each class is entitled is equal to the number of shares outstanding of each respective class.

Title of Class	Shares Outstanding	Holders of Record	Votes per Share	Voting for Directors
Common Stock	125,763,982	1,818	1	Class elects 10 directors
Class Pilot MEC Junior Preferred Stock	1	1 (ALPA-MEC)	1	Class elects 1 ALPA director
Class IAM Junior Preferred Stock	1	1 (IAM)	1	Class elects 1 IAM director

What classes of stock vote for which matter and what is the vote required?

              The holders of common stock and the Class Pilot MEC and Class IAM Junior Preferred Stock will vote together as a single class on all items at the Annual Meeting except the election of directors. The presence in person or by proxy of the holders of a majority of the total voting power of the shares of all the classes outstanding on the record date is necessary to constitute a quorum at the meeting for all items of business other than the election of directors.

              The presence in person or by proxy of the holders of a majority of the total voting power of the outstanding shares entitled to vote on the election of a particular class of director(s) is necessary to constitute a quorum at the meeting for voting on that matter.

              Under the Delaware General Corporation Law and our Bylaws, provided a quorum is present, (1) the affirmative vote of the holders of the shares of capital stock representing a plurality of the votes present in person or by proxy at the meeting and entitled to be cast on the matter will be required to elect the directors to be elected by the applicable class of capital stock and (2) the affirmative vote of the holders of the shares of capital stock representing a majority of the votes present in person or by proxy at the meeting and entitled to be cast on the matter will be required to approve any other matters.

How do abstentions and broker non-votes work?

              Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders (other than the election of directors). This is because abstaining shares are considered present and unvoted, which means they have the same effect as votes against the matter. Abstentions have no effect on the election of directors. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote.

How does the proxy voting process work?

              If the proxy card is voted properly by using the Internet or telephone procedures specified or is properly dated, signed and returned by mail, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by it. Our Board does not know of any matters, other than as described in this notice of Annual Meeting and Proxy Statement, which are to come before the Annual Meeting. If a proxy is given, the persons named in the proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the meeting for action, including any proposal to adjourn or concerning the conduct of the meeting.

              If a quorum is not present at the time the Annual Meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the meeting with the vote of the stockholders then present. The persons named in the proxy may vote any shares of capital stock for which they have voting authority in favor of an adjournment.

How do I revoke a proxy?

              Any proxy may be revoked by the person giving it at any time before it is voted. We have not established any specified formal procedure for revocation. A proxy may be revoked by a later proxy delivered using the Internet or telephone voting procedures or by written notice mailed to the Corporate Secretary prior to the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a holder of common stock in attendance may request a ballot and vote in person, which revokes a prior granted proxy.

How are proxies being solicited and who pays solicitation expenses?

              Proxies are being solicited by the Board of Directors on behalf of the Company. All expenses of the solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. In addition to solicitation by use of mails, proxies may be solicited by our directors, officers and employees in person or by telephone or other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of common stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. To help assure the presence in person or by proxy of the largest number of stockholders possible, we have engaged Georgeson Inc., a proxy solicitation firm, to solicit proxies on our behalf. We are paying Georgeson a proxy solicitation fee of $10,000 and will reimburse them for reasonable out-of pocket costs and expenses.

What do I need to get into the Annual Meeting?

              Admittance is limited to UAL stockholders. The following procedures have been adopted to ensure that UAL's stockholders can check in efficiently when entering the meeting.

              --    Stockholders of Record

              If you are a stockholder of record on April 14, 2008, you (or your duly appointed proxy holder) are entitled to attend the meeting. If you are a registered stockholder or you own shares through a UAL 401(k) plan, there is an admission ticket located on the lower portion of your meeting notice or proxy card. You will be asked to present the admission ticket and valid picture identification to obtain admittance to the meeting.

              If you are a record holder (or a record holder's duly appointed proxy) and you do not have an admittance ticket with you at the meeting, you will be admitted upon verification of ownership at the stockholder's registration desk. Please be prepared to present valid picture identification.

              --    Stockholders through Intermediaries

              Persons who own stock through brokers, trustees, plans or in "street name" and not directly through ownership of stock certificates are considered beneficial owners. Beneficial owners of record on April 14, 2008 can obtain admittance at the stockholder's registration desk by presenting evidence of common stock ownership. This evidence could be a legal proxy from the institution that is the record holder of the stock, or your most recent bank or brokerage firm account statement that includes the record date, along with valid picture identification. Please note that in order to vote at the meeting, beneficial owners must present the legal proxy from the record holder.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

              Except where you withhold authority, your proxy will be voted at our 2008 Annual Meeting of Stockholders or any adjournments or postponements FOR the election of the nominee(s) named below for a term of one year and until his or her successor is duly elected and qualified. Incumbent directors will hold office until the Annual Meeting and until their successors are elected and qualified, subject to the director's earlier death, retirement or removal. Our Board of Directors expects all nominees named below, all of whom currently serve on our Board of Directors, to be available for election.

Directors to be Elected by Common Stock

              Ten directors are to be elected by the holders of common stock. Each director has served continuously since the date of his or her appointment. The principal occupations for the past five years and other directorships held by the nominees are set forth below.

              If a nominee unexpectedly becomes unavailable before election, proxies from holders of common stock may be voted for another person designated by the Board or the appropriate Board committee as required by our charter. No persons other than our directors are responsible for the naming of nominees.

Nominee		(1) Principal Occupation (2) Directorships	Age	Director Since

Richard J. Almeida	(1)	Retired Chairman and Chief Executive Officer of Heller Financial, Inc. (commercial finance and investment company) (1995–2001).	65	2006
	(2)	Director, Corn Products International.

Mary K. Bush	(1)	President of Bush International (global consulting firm) (1991–present).	59	2006
	(2)	Director, Briggs & Stratton, Discover Financial Services, the Pioneer Family of Mutual Funds and ManTech International Corporation.

W. James Farrell	(1)	Retired Chairman and Chief Executive Officer of Illinois Tool Works, Inc. (manufacturing and marketing of engineered components) (1995–2006).	65	2001
	(2)	Director, Allstate Insurance Company, Abbott Laboratories and 3M Company.

Walter Isaacson	(1)	President and Chief Executive Officer of The Aspen Institute (international education and leadership institute) (2003–present); Chairman and Chief Executive Officer of CNN (cable television news network) (2001–2003).	55	2006

Robert D. Krebs	(1)	Retired Chairman of Burlington Northern Santa Fe Corporation (transportation) (2000–2002).	65	2006

Nominee		(1) Principal Occupation (2) Directorships	Age	Director Since

Robert S. Miller	(1)	Executive Chairman (2005–present) and Chief Executive Officer (2005–2006) of Delphi Corporation (global supplier of vehicle electronics, transportation components and integrated systems that filed for protection under federal bankruptcy laws on October 8, 2005); Non-Executive Chairman of the Board, Federal Mogul Corporation (auto parts supplier that filed for protection under federal bankruptcy laws on October 1, 2001) (2004–2005); Chairman and Chief Executive Officer, Bethlehem Steel Corporation (steel manufacturer that filed for protection under federal bankruptcy laws on October 15, 2001) (2001–2003).	66	2003
	(2)	Director, Symantec Corporation.

James J. O'Connor	(1)	Retired Chairman and Chief Executive Officer of Unicom Corporation (holding company) (1994–1998) and its wholly owned subsidiary, Commonwealth Edison Company (1980–1998) (supplier of electricity).	71	1984
	(2)	Director, Armstrong World Industries, Inc., Corning, Incorporated and Smurfit-Stone Container Corporation.

Glenn F. Tilton	(1)	Chairman, President and Chief Executive Officer of UAL Corporation (holding company) and its wholly owned subsidiary United Air Lines, Inc. (air transportation) (2002–present); Vice Chairman of ChevronTexaco Corporation (global energy) (2001–2002); Chairman and Chief Executive Officer of Texaco Inc. (global energy) (2001).	60	2002
	(2)	Director, Abbott Laboratories.

David J. Vitale	(1)	Senior Advisor to the Chief Executive Officer of the Chicago Public Schools (2007–present) and Chief Administrative Officer of the Chicago Public Schools (2003–2007) (education); private investor (2002–2003) ; President and Chief Executive Officer of the Chicago Board of Trade (futures and options exchange) (2001–2002).	61	2006
	(2)	Director, DNP Select Income Fund, Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust.

John H. Walker	(1)	Chief Executive Officer of Global Brass and Copper (copper manufacturer and distributor) (2007–present); Chief Executive Officer and President of the Boler Company (transportation manufacturer) (2003–2006); Chief Executive Officer (2001–2003) of Weirton Steel Corporation (steel manufacturer that filed for protection under federal bankruptcy laws on May 19, 2003).	50	2002
	(2)	Director, Delphi Corporation and Nucor Corporation.

Directors to be Elected by Other Classes of Stock

              The following classes of directors are to be elected by the holders of certain classes of our stock other than common stock. THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THESE DIRECTORS. Each nominee was previously elected or appointed by the holders of the applicable class of our stock and has served continuously as a director since the date of his or her first election or appointment. If a nominee unexpectedly becomes unavailable before election, or we are notified that a substitute nominee has been selected, votes will be cast pursuant to the authority granted by the proxies from the respective holder(s) for the person who may be designated as a substitute nominee.

              ALPA Director—Elected by Class Pilot MEC Junior Preferred Stock

              One ALPA director (as defined in our charter) is to be elected by the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (the "ALPA-MEC"), the holder of our Class Pilot MEC Junior Preferred Stock. The ALPA-MEC has nominated and intends to re-elect Stephen A. Wallach as the ALPA director.

Nominee	Principal Occupation	Age	Director Since

Stephen A. Wallach	Master Chairman of ALPA-MEC (Air Line Pilots Association) (2008–present); Captain, United Boeing 747-400 (1991–present).	53	2008

              IAM Director—Elected by Class IAM Junior Preferred Stock

              One IAM director (as defined in our charter) is to be elected by the International Association of Machinists and Aerospace Workers (the "IAM"), the holder of our Class IAM Junior Preferred Stock. The IAM has nominated and intends to re-elect Stephen R. Canale as the IAM director.

Nominee	Principal Occupation	Age	Director Since

Stephen R. Canale	President and Directing General Chairman of the IAM District Lodge 141 (International Association of Machinists and Aerospace Workers) (1999–present).	63	2002

CORPORATE GOVERNANCE

              The business and affairs of the Company are managed by or under the direction of the Board of Directors. Our Board of Directors held a total of 9 meetings in 2007. All directors attended 75 percent or more of the Board meetings and committee meetings of which they were members. Members of the Board of Directors are expected to attend the Annual Meeting of Stockholders absent exceptional cause.

Corporate Governance Guidelines

              The Company has adopted Corporate Governance Guidelines, which are available on the Company's website www.united.com by following the links "Investor Relations—Governance," and selecting "Corporate Governance Guidelines."

Director Independence

              The Board of Directors made a determination that all of the current members of the Board and all of the former directors who served as members of the Board during 2007 are "independent" other than Messrs. Bathurst, Canale, Tilton and Wallach under the corporate governance rules of the NASDAQ Global Select Market ("Nasdaq") with the assistance of the categorical standards adopted by the Board in the UAL Corporation Corporate Governance Guidelines (see below). Messrs. Bathurst, Canale, Tilton and Wallach are not independent because each is an employee of United Air Lines, Inc., a wholly owned subsidiary of UAL Corporation. There are no family relationships among the executive officers or the directors of the Company.

              The Board has established these categorical standards to assist it in determining whether a director has any direct or indirect material relationship with the Company. A director is independent if, within the three years preceding the determination:

  •
  the director was not an employee of the Company and none of the director's immediate family members was an executive officer of the Company;

  •
  the director, and each immediate family member of the director, did not receive any compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  •
  the (1) director, and each immediate family member of the director, was not a partner of a firm that is the internal or external auditor of the Company, (2) the director was not a current employee of the firm, (3) the director did not have an immediate family member who was a current employee of the firm and who participated in the firm's audit, assurance or tax compliance (but not tax planning) practice, or (4) the director, and each immediate family member, was not within the last three years a partner or employee of the firm and personally worked on the Company's audit within that time;

  •
  the director, and each immediate family member of the director, was not employed as an executive officer of another company where any of the Company's executive officers at the same time serves or served on the other company's compensation committee;

  •
  the director was not an affiliate, executive officer or employee of, and each immediate family member of the director was not an affiliate or executive officer of, another company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any of the last three fiscal years accounted for at least two percent (2%) or $1 million, whichever is greater, of such other company's consolidated gross revenues;

  •
  the director, and each immediate family member of the director, was not an affiliate or executive officer of another company which was indebted to the Company, or to which the Company was indebted, where the total amount of indebtedness (to and of the Company) exceeded two percent (2%) of the total consolidated assets of such other company or the Company;

  •
  the director, and each immediate family member of the director, was not an officer, director or trustee of a charitable organization where the Company's (or an affiliated charitable foundation's) annual charitable contributions to such charitable organization exceeded the greater of $1 million or two percent (2%) of that organization's consolidated gross revenues; and

  •
  the director has not been a party to a personal services contract with the Company, the Chairman, any executive officer of the Company or any affiliate of the Company.

              For purposes of these categorical standards, (i) an "immediate family member" of a director includes a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such director's home and (ii) an "affiliate" includes a general partner of a partnership, a managing member of a limited liability company or a stockholder of a corporation controlling more than 10% of the voting power of the corporation's outstanding common stock.

              The Board will annually review all relationships between the Company and its outside directors and publicly disclose the Board's determination as to the independence of the outside directors.

Executive Sessions of Non-Management Directors

              The non-management directors of the Company meet regularly outside the presence of the management directors (no less frequently than semiannually). The non-management directors designate a Lead Director who is the non-management director to preside over each non-management director executive session. Mr. O'Connor has been designated the Lead Director by the Board of Directors.

Communications with the Board

              Stockholders and other interested parties may contact the UAL Board of Directors as a whole, or any individual member, by one of the following means: (1) writing to the UAL Board of Directors, UAL Corporation, c/o the Corporate Secretary's Office—HDQLD, 77 W. Wacker Drive, Chicago, IL 60601; or (2) by emailing the UAL Board at UALBoard@united.com.

              Stockholders may communicate to the Board on an anonymous or confidential basis. The UAL Board has designated the General Counsel and the Corporate Secretary's Office as its agents for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary's Office. The Corporate Secretary's Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquires, opinion surveys and business solicitations. The Corporate Secretary's Office maintains all communications and they are all available for review by any member of the Board at his or her request.

              The Lead Director is promptly advised of any communication that alleges management misconduct or raises legal, ethical or compliance concerns about Company policies and practices. The Lead Director receives periodic updates from the Corporate Secretary's Office on other communications from stockholders and he determines which of these communications to review, respond to or refer to another member of the Board.

Code of Ethics

              The Company has adopted a code of business conduct and ethics for directors, officers (including UAL's principal executive officer, principal financial officer and principal accounting officer or controller) and employees. The "Code of Business Conduct" is available on the Company's website www.united.com by following the links "Investor Relations—Governance" and selecting "Code of Conduct."

Nominations for Directors

              As described below, our Nominating/Governance Committee identifies and recommends for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company. The Committee identifies directors through a variety of means, including suggestions from members of the Committee and the Board and suggestions from Company officers, employees and others. The Committee may retain a search firm to identify director candidates for Board positions (other than those elected by holders of shares of preferred stock of the Company). In addition, the Committee considers nominees for director positions suggested by stockholders.

              Holders of common stock may submit director candidates for consideration (other than those elected by holders of shares of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, c/o the Corporate Secretary's Office—HDQLD, UAL Corporation, 77 W. Wacker Drive, Chicago, IL 60601. Stockholders must provide the recommended candidate's name, biographical data and qualifications.

              A candidate for election as a director of the Board (other than those elected by holders of shares of preferred stock of the Company) should possess a variety of characteristics. Candidates for director positions recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth above under "Director Independence" and as set forth in the Company's Corporate Governance Guidelines, which are available at www.united.com. The Board seeks independent directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. A candidate for director should have experience in positions with a high degree of responsibility and be selected based upon contributions they can make to the Board and upon their willingness to devote adequate time and effort to Board responsibilities. In making this assessment, the Committee will consider the number of other boards on which the candidate serves and the other business and professional commitments of the candidate.

              The candidate should also have the ability to exercise sound business judgment to act in what he or she reasonably believes to be in the best interests of the Company and its stockholders. No candidate shall be eligible for election or reelection as a director if at the time of such election he or she is 73 or more years of age.

              Submissions of candidates who meet the criteria for director nominees approved by the Board will be forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. The Committee reviews the qualifications of each candidate and makes a recommendation to the full Board. The Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. The invitation to join the Board (other than with respect to any director who is elected by the shares of preferred stock of the Company) is extended by the entire Board through the Chairman of the Board or the Chairman of the Nominating/Governance Committee.

Committees of the Board

              The Board of Directors has Audit, Executive, Finance, Human Resources, Nominating/Governance and Public Responsibility Committees. The Human Resources Committee has a Human Resources Subcommittee as described below. The Audit Committee, Finance Committee, Human Resources Subcommittee and the Nominating/Governance Committee are comprised solely of independent directors. Below is a chart showing current committee membership and a summary of the functions performed by the committees during 2007.

COMMITTEE MEMBERSHIP

	AUDIT	EXECUTIVE	FINANCE	HUMAN RESOURCES	HUMAN RESOURCES SUBCOMMITTEE	NOMINATING/ GOVERNANCE	PUBLIC RESPONSIBILITY

Richard J. Almeida	X			X	X
Mary K. Bush	X						X
Stephen R. Canale				X			X
W. James Farrell		X	X	X*	X*	X
Walter Isaacson		X	X			X	X*
Robert D. Krebs			X*				X
Robert S. Miller	X						X
James J. O'Connor		X	X	X	X	X*
Glenn F. Tilton		X*
David J. Vitale	X*	X		X	X
John H. Walker	X			X	X
Stephen A. Wallach				X			X

Key:
X = Current Committee Assignment
* = Chairman

              Audit Committee

              UAL Corporation has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met nine times during 2007 and is comprised of five independent members as independence is defined by applicable listing standards of the Nasdaq. The Board of Directors of UAL Corporation has determined that each of the Audit Committee members is an audit committee financial expert as defined by SEC rules. The Audit Committee has adopted a written charter, which is available on the Company's website www.united.com by following the links "Investor Relations—Governance" and selecting "Committees—Audit Committee."

              The Audit Committee is responsible for the oversight of (1) the integrity of the Company's financial statements, the accounting and financial reporting processes and audits of the financial statements, and adequacy of the Company's system of disclosure controls and internal controls for financial reporting, (2) the Company's compliance with legal and regulatory requirements and ethical standards, (3) the outside auditors' qualifications and independence, and (4) the performance of the Company's internal audit function and outside auditors. The Audit Committee provides an open avenue of communication between the outside auditors, the internal auditors, management and the Board. The Audit Committee also prepares an audit committee report as required by the SEC, which is set forth on page 47 under "Audit Committee Report."

              Executive Committee

              The Executive Committee met once during 2007 and has adopted a written charter, which is available on the Company's website www.united.com by following the links "Investor Relations—Governance," and selecting "Committees—Executive Committee." The Executive Committee is authorized to exercise the powers, subject to certain limitations, of the Board in the management of the business and affairs of the Company, excluding any powers granted by the Board, from time to time, to any other committee of the Board.

              Finance Committee

              The Finance Committee met seven times during 2007 and has adopted a written charter, which is available on the Company's website www.united.com by following the links "Investor Relations—Governance," and selecting "Committees—Finance Committee." Each member of the Finance Committee is independent as defined by applicable listing standards of the Nasdaq. The Finance Committee is responsible for, among other things, the review of capital plans and budgets, cash management plans and activities, new business opportunities, financial transactions and proposed issuances of securities.

              Human Resources Committee and Subcommittee

              The Human Resources Committee met twice during 2007 and has adopted a written charter, which is available on the Company's website www.united.com by following the links "Investor Relations—Governance," and selecting "Committees—Human Resources Committee." The Human Resources Committee is responsible for the review of significant labor relations and human resources strategies of the Company.

              The Company also has a Human Resources Subcommittee (the "Subcommittee"), which is comprised of five of the seven members of the Human Resources Committee. Each member of the Subcommittee is independent as defined by applicable listing standards of the Nasdaq. The Subcommittee met nine times in 2007 and does not have a separate charter.

              Subcommittee Role in Determining Executive Compensation

              The Subcommittee serves the role of a traditional compensation committee. The Subcommittee is responsible for (1) oversight of the administration of the Company's compensation plans (other than plans covering only directors of the Company), including the equity-based plans and executive compensation programs of the Company, (2) evaluation and establishment of the compensation of the executive officers of the Company, and (3) review of the adequacy of the compensation plans of the subsidiaries of the Company in which the designated senior officers of the Company's subsidiaries participate. The Subcommittee also reviews and makes recommendations to the Board with respect to the adoption (or submission to stockholders for approval) or amendment of such executive compensation plans and all equity-based plans. Furthermore, the Subcommittee exercises the powers and performs the duties, if any, assigned to it from time to time under any compensation or benefit plan of the Company or any of its subsidiaries.

              The Subcommittee performs a review, at least annually, of the goals and objectives for the CEO as set by the Nominating/Governance Committee and applies them to the Nominating/Governance Committee's review of the CEO's performance. The Subcommittee has the sole authority to set the CEO's compensation based on this evaluation. The Subcommittee also reviews and approves at least annually the compensation of each other executive officer of the Company and the designated senior officers of its subsidiaries. With respect to executive compensation, the Subcommittee oversees the annual performance evaluation process of the executive officers of the Company (other than the CEO).

              The Subcommittee has delegated to the CEO the interpretative authority under the UAL Corporation Management Equity Incentive Plan (the "MEIP") for interpretations and determinations relating to the grant of stock awards to eligible participants other than officers of the Company and United, and the modification of the terms of a participant's award following termination of employment. Additionally, the CEO makes recommendations to the Subcommittee regarding compensation of the officers who report directly to him. His recommendations are based, in part, on input from the Vice President—HR Strategy and the Subcommittee's independent compensation consultant. The Subcommittee has the authority to review, approve and revise these recommendations as it deems appropriate.

              The Subcommittee has the sole authority to retain and terminate any compensation consultant hired to assist in the evaluation of the compensation of the CEO, other officers of the Company and the designated senior officers of the Company's subsidiaries, including sole authority to approve compensation consultant fees and other terms of engagement. It has the authority, without having to seek Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors as it deems advisable.

              In August of 2006, the Subcommittee engaged Hewitt Associates LLC ("Hewitt") to advise the Subcommittee on executive compensation matters. Upon request by the Subcommittee, Hewitt reviews certain compensation practices, including base salaries, short and long term incentive programs, and various other compensation matters, and makes recommendations consistent with market trends and data and applicable technical and regulatory considerations. The scope of Hewitt's engagement includes the following: (1) preparation for and attendance at Subcommittee meetings and select Board of Director and management meetings; (2) assistance with the review, design, and market prevalence of executive compensation or benefit programs; (3) ongoing support with respect to regulatory and accounting considerations impacting executive compensation and benefit programs; and (4) performance of competitive market pay analyses, including Total Compensation Measurement™ (TCM™) studies, proxy data studies, dilution analyses and market trends. Hewitt has been directed to work with Company management to prepare the appropriate data, materials and proposals for the Subcommittee.

              Nominating/Governance Committee

              All of the members of the Nominating/Governance Committee are independent as defined by applicable listing standards of the Nasdaq. The Committee met seven times during 2007 and has adopted a written charter, which is available on the Company's website www.united.com by following the links "Investor Relations—Governance," and selecting "Committees—Nominating/Governance Committee."

              The Nominating/Governance Committee is responsible for, among other things, (1) identification and recommendation for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company, (2) development, recommendation and periodic review of Corporate Governance Guidelines for the Company and oversight of corporate governance matters, (3) evaluation of the performance of the Chief Executive Officer of the Company and coordination of CEO searches, (4) coordination of an annual evaluation of the Board and (5) making recommendations with respect to director compensation. In discharging its duties, the Nominating/Governance Committee has the authority to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Nominating/Governance Committee can form and delegate authority to subcommittees.

              The Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other terms of engagement. Furthermore, it has the authority, without Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors as it deems advisable.

              Nominating/Governance Committee Role in Recommending Director Compensation

              The Nominating/Governance Committee makes recommendations to the Board regarding (1) the form and amount of director compensation and (2) directors' indemnification and insurance matters. It administers the compensation plans for directors of the Company. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Human Resources Subcommittee's compensation consultant, Hewitt, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay.

              Public Responsibility Committee

              The Public Responsibility Committee met three times during 2007 and has adopted a written charter, which is available at www.united.com by following the links "Investor Relations—Governance" and selecting "Committees—Public Responsibility Committee." The Public Responsibility Committee is responsible for (1) the review and recommendation to the Board of the Company's policies and positioning with respect to social responsibility and public policy, including those that relate to safety (including workplace safety and security) and the environment; political and governmental policies; consumer affairs; civic activities and business practices that impact communities in which the Company does business; and charitable, political, social and educational organizations, (2) oversight of management's identification, evaluation and monitoring of the social, political and environmental trends, issues and concerns, domestic and international, that affect or could affect the Company's reputation, business activities and performance or to which the Company could make a meaningful contribution and (3) the review and recommendation to the Board concerning the Company's general philosophy regarding diversity, including as it relates to Company policies and practices in areas other than employee diversity.

Human Resources Subcommittee Interlocks and Insider Participation

              The members of the Human Resources Subcommittee are W. James Farrell (Chairman), Richard J. Almeida, James J. O' Connor, David Vitale and John H. Walker. Mr. Canale and Captain Wallach serve on the Human Resources Committee, but not the Human Resources Subcommittee. Mr. Canale and Captain Wallach are employees of United. Captain Wallach is the Chairman of the ALPA-MEC and an officer of ALPA. ALPA and the Company are parties to a collective bargaining agreement for our pilots represented by ALPA. Mr. Canale is President and Directing General Chairman of the IAM District Lodge 141. The IAM and the Company are parties to collective bargaining agreements for our ramp and stores, public contact employees, food service, security officers, maintenance instructors, fleet technical instructors and Mileage Plus employees represented by the IAM.

              No interlocking relationship existed during 2007 between the Company's Board of Directors or Human Resources Subcommittee and the board of directors or compensation committee of any other company.

Certain Relationships and Related Transactions

              Review, Approval or Ratification of Transactions with Related Persons

              The Board of Directors recognizes that transactions between the Company and certain related persons present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interest of its stockholders, the Board has adopted a written policy for the review and approval of any Related Party Transactions (as defined below). It is the policy of the Company not to enter into any Related Party Transaction unless the Audit Committee (or in instances in which it is not practicable to wait until the next Audit Committee meeting, the Chair of the Audit Committee) approves the transaction or the transaction is approved by a majority of the Company's disinterested directors. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the Related Party's relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

              As set forth in the policy, a "Related Party Transaction" is a transaction or series of related transactions involving a Related Party that had, has, or will have a direct or indirect material interest and in which the Company is a participant, other than:

  •
  a transaction with a Related Party involving less than $120,000;

  •
  a transaction involving compensation of directors otherwise approved by the Board or an authorized committee of the Board;

  •
  a transaction involving compensation of an executive officer or involving an employment agreement, severance arrangement, change in control provision or agreement or special supplemental benefit of an executive officer otherwise approved by the Board or an authorized committee of the Board;

  •
  a transaction available to all employees generally or to all salaried employees generally;

  •
  a transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

  •
  a transaction in which the interest of the Related Party arises solely from the ownership of a class of the Company's equity securities and all holders of that class receive the same benefit on a pro rata basis; or

  •
  a transaction in which the rates or charges involved therein are determined by competitive bids, or a transaction that involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

              For purposes of this definition, Related Party includes (i) an executive officer or director of the Company, (ii) a nominee for director of the Company, (iii) a 5% shareholder of the Company, (iv) an individual who is an immediate family member of an executive officer, director, nominee for director or 5% shareholder of the Company or (v) an entity that is owned or controlled by a person listed in (i), (ii), (iii) or (iv) above or in which any such person serve as an executive officer or general partner or, together with all other persons specified in (i), (ii), (iii) or (iv) above, owns 5% or more of the equity interests thereof.

              Related Party Transactions

              The Company did not enter into any Related Party Transactions (as defined above) during 2007.

BENEFICIAL OWNERSHIP OF SECURITIES

Certain Beneficial Owners

              The following table shows the number of shares of our voting securities owned by any person or group known to us as of April 14, 2008, to be the beneficial owner of more than 5% of any class of our voting securities.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class

Impala Asset Management LLC(1) 134 Main Street New Caanan, CT 06840	Common Stock	12,284,199	10.56%
FMR LLC(2) 82 Devonshire Street Boston, MA 02109	Common Stock	12,092,088	10.25%
Bank of America Corporation, NB Holdings Corporation and United States Trust Company, N.A.(3) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	Common Stock	10,594,889	9.10%
Capital World Investors(4) 333 South Hope Street Los Angeles, CA 90071	Common Stock	10,180,490	8.60%
LMM LLC, Legg Mason Opportunity Trust and Legg Mason Capital Management, Inc., (filing as a group)(5) 100 Light Street Baltimore, MD 21202	Common Stock	10,176,434	8.75%
United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(6) 6400 Shafer Court, Suite 700 Rosemont, IL 60018	Class Pilot MEC Junior Preferred Stock	1	100%
International Association of Machinists and Aerospace Workers(6) District #141 900 Machinists Place Upper Marlboro, MD 20722	Class IAM Junior Preferred Stock	1	100%

(1)
Based on Schedule 13G/A (Amendment No. 2) filed on February 14, 2008 in which Impala Asset Management LLC reported shared voting power and shared dispositive power for 12,284,199 shares.

(2)
Based on Schedule 13G/A (Amendment No. 1) filed on February 14, 2008 in which FMR LLC (successor to FMR Corporation) reported sole voting power for 216,266 shares and sole dispositive power for 12,092,088 shares.

(3)
Based on Schedule 13G/A (Amendment No. 3) filed on February 7, 2008 in which Bank of America Corporation and NB Holdings Corporation reported shared voting power for 10,593,768 shares and shared dispositive power for 10,594,889 shares and United States Trust Company, N.A. reported sole voting power for 13,801 shares, shared voting power for 7,710,629 shares, sole dispositive power for 15,351 shares and shared dispositive power for 7,710,639 shares.

(4)
Based on Schedule 13G filed on February 11, 2008 in which Capital World Investors reported sole voting power for 3,036,870 shares and sole dispositive power for 10,180,490 shares.

(5)
Based on Schedule 13G filed on February 14, 2008 in which LMM LLC and Legg Mason Opportunity Trust reported shared voting power and shared dispositive power for 8,900,00 shares and Legg Mason Capital Management, Inc. reported shared voting power and shared dispositive power for 1,276,434 shares

(6)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of common stock other than the election of directors.

Directors and Executive Officers

      The following table shows the number of shares of our voting securities owned by our named executive officers, our directors, and all of our executive officers and directors as a group as of April 14, 2008. The person or entities listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent this power may be shared with a spouse.

Name of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class

Richard J. Almeida	Common Stock	10,000	*
Frederic F. Brace	Common Stock	326,652(1)	*
Mary K. Bush	Common Stock	6,000	*
Stephen R. Canale	Common Stock	0	*
W. James Farrell	Common Stock	10,000	*
Walter Isaacson	Common Stock	10,000	*
Robert D. Krebs	Common Stock	10,000	*
Paul R. Lovejoy	Common Stock	172,614(2)	*
Robert S. Miller	Common Stock	10,000	*
Rosemary Moore	Common Stock	92,993(3)	*
James J. O'Connor	Common Stock	10,000	*
John P. Tague	Common Stock	211,853(4)	*
Glenn F. Tilton	Common Stock	502,533(5)	*
David J. Vitale	Common Stock	10,000	*
John H. Walker	Common Stock	6,000	*
Stephen A. Wallach	Common Stock	11	*
Directors and Officers as a Group (19 persons)	Common Stock	1,630,447	1.3%

* Less than 1% of outstanding shares

(1) Includes 197,397 shares represented by stock options exercisable currently or within 60 days of April 14, 2008.

(2) Includes 98,397 shares represented by stock options exercisable currently or within 60 days of April 14, 2008.

(3) Includes 32,799 shares represented by stock options exercisable currently or within 60 days of April 14, 2008.

(4) Includes 96,668 shares represented by stock options exercisable currently or within 60 days of April 14, 2008.

(5) Includes 164,400 shares represented by stock options exercisable currently or within 60 days of April 14, 2008.

Equity Compensation Plan Information

      Please refer to the table on page 58 under "Proposal No. 3 Approval of 2008 Incentive Compensation Plan—Securities Authorized for Issuance Under Equity Compensation Plans" for information regarding equity awards outstanding and the number of shares of UAL common stock available for future issuance under the Company's outstanding equity compensation plans as of December 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such executive officers, directors and beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based on the Company's records, we believe that all Section 16(a) reporting requirements related to the Company's directors and executive officers were timely fulfilled during 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

              The Company has three key stakeholders - our customers, employees and investors. Our management strives to make decisions that balance the needs of all of these stakeholders. At least annually, we review the Company's strategic objectives and financial plans with the interests of these three stakeholders in mind. Our compensation program is no exception, and we have designed our compensation program in accordance with the Company's overall objectives. This Compensation Discussion and Analysis explains the material elements of the 2007 compensation of our named executive officers, and how compensation decisions are made with our customers, employees and investors in mind.

              Objectives and Principles of Our Executive Compensation Program

              The principal objectives of our executive compensation program are:

  •
  To support our business strategy and objectives;

  •
  To drive the creation of stockholder value; and

  •
  To attract, retain and appropriately reward executives in line with market practices.

We strive to meet these objectives by implementing the principles listed below:

  •
  Significant portions of compensation should be tied to our performance.  Significant portions of the compensation of our executives is tied both to the achievement of our key operational and financial performance goals and to the value of our stock. We believe that this aligns the compensation of our executives with both the success of our business strategy and objectives as well as the returns realized by our stockholders.

  •
  Significant portions of our executives' compensation should be at risk.  Because we are committed to the long-term success of our business, we want our executives to focus on our overall strategic plan and generating returns for all our stakeholders. We have designed a substantial portion of our compensation program to include a significant portion of "at-risk" compensation, which includes both variable cash compensation and equity awards. We believe that the proportion of "at risk" compensation (variable cash compensation and equity) should rise as an employee's level of responsibility increases. Accordingly, a substantial portion of our executives' compensation is comprised of equity grants under the 2006 Management Equity Incentive Plan (the "MEIP"), and performance based compensatory awards. We have designed our pay philosophy to be biased toward equity incentive compensation in order to directly align management's interests with those of our stockholders and to help ensure retention of our management.

  •
  Compensation should reflect the practices of similarly sized companies.  In setting compensation for 2007, we examined the practices of other passenger airlines but focused primarily on general practices of similarly sized companies across a broad spectrum of industries. We used general industry compensation surveys from major survey providers, such as Towers Perrin and Hewitt Associates, and employed a regression analysis to normalize the data relative to our annual revenues to help ensure comparability. The Company utilized surveys that cover a broad spectrum of industries because we believe that our senior executives have skills that are transferable across industries, and this allows us to better attract, retain and appropriately reward our executives. The Human Resources Subcommittee, which we refer to as the Subcommittee or the HRSC, has determined to move away from the use of general industry surveys in the future, and instead will focus on a smaller peer group that is more representative of the size and scope of United's global business operations. Analysis based on this new peer group will not be employed until the Subcommittee performs its annual salary review in 2008.

  •
  Compensation decisions should consider internal pay equity and individual review.  We examine internal pay equity as part of our compensation review process and strive to ensure that similar roles are compensated similarly. The review process, which is conducted in part by Mr. Tilton with respect to executive officers who report directly to him, also takes into account the skills of each executive and the competitive marketplace for the executive's skills, as well as the performance, the scope of responsibilities and the potential of the individual executive.

  •
  Officers should have a financial stake in our success.  As described in greater detail below, we have adopted stock ownership guidelines that require executive officers, including the named executive officers, to hold at least 25% of the aggregate number of restricted shares granted to them under the MEIP after the shares have become vested. In addition, the Company's Securities Trading Policy prohibits speculative and derivate trading and short selling by all officers. We believe these requirements effectively create for each officer an ongoing personal financial stake in our success, align the interests of our officers and stockholders and motivate officers to maximize stockholder value.

              Subcommittee Role and Management Participation in Setting Executive Compensation

              The Subcommittee is responsible for overseeing the administration of the Company's executive compensation program. For more information on the Subcommittee, please read the discussion above under "Corporate Governance—Committees of the Board—Human Resources Committee and Subcommittee—Subcommittee Role in Determining Executive Compensation." In addition, Mr. Tilton makes recommendations to the Subcommittee regarding each element of compensation for each of the executive officers other than himself. His recommendations are based, in part, on input from the Vice President-HR Strategy and Hewitt, the Subcommittee's outside compensation consultant. His recommendations also take into account the Company's overall performance, the individual officers' performance, and internal and external equity considerations, including pay level comparisons to similar positions internally and as compared to the market. The Subcommittee has the authority to review, approve and revise these recommendations as it deems appropriate.

              Our Executive Compensation Program

              There are several elements of our executive compensation program. We believe that these elements of compensation collectively support the objectives of our executive compensation program and encourage both our short-term and long-term success.

              We generally set the fixed elements of compensation, which consist of base salary, benefits and perquisites, below the 50th percentile of comparable companies, while targeting performance-based and equity compensation elements in a manner that will result in the sum of all the elements of compensation to be at or above the 50th percentile of comparable companies, depending on individual and Company performance. These general principles are applied in setting the total compensation for each of the named executive officers. In addition, the Subcommittee considers other factors such as internal pay equity, tenure, retention and extraordinary contributions by particular executives. Except as otherwise described below, the Company's application of these policies and considerations was substantially the same for each executive officer in 2007.

  •
  Base salary.  Consistent with market practice, a portion of each executive's compensation is in the form of an annual base salary. We believe that base salary is an important part of the total reward package that is necessary to attract and retain high-performing employees. A variety of factors are considered in determining base salary, including marketplace practices, internal equity considerations, individual performance and the Company's overall performance.

  During 2007, the Subcommittee reviewed and approved new base salaries for each of our named executive officers. The Subcommittee made adjustments for each executive officer based on general industry conditions and market practice by position. In the case of Mr. Lovejoy, the Subcommittee also made an adjustment to his base salary in lieu of providing certain perquisites, consistent with the Subcommittee's preference to focus compensation on key components and minimize the use of perquisites. At the request of Mr. Tilton, the Subcommittee determined not to increase Mr. Tilton's base salary in 2007.

  •
  Short-term incentive compensation.  In 2007, the Company covered virtually all employees, including the named executive officers, under a short-term cash incentive plan referred to as the Success Sharing Plan. During our bankruptcy reorganization process in 2003, we agreed with representatives of the union-represented employees that all employees should focus on achieving the same set of short-term operational and financial performance goals. This agreement was reflected in our Success Sharing Plan for 2007, which provided incentives to virtually all employees based on a single set of operational and financial measures. The Success Sharing Plan for 2007 included two quarterly performance goals and one annual financial performance goal that are critical to the success of our business strategy, and awards were paid based on the level of satisfaction of these performance goals. For additional information on the Success Sharing Plan and objectives, please see "Narrative to 2007 Summary Compensation Table and Grants of Plan-Based Awards Table—Short Term Incentive Awards."

  For 2007, our actual results under the Success Sharing Plan resulted in an aggregate payout of approximately $44 million for all eligible employees, of which the named executive officers received $1,047,213 or 2.4% of the actual payout. The overall pool of money available for payment to the executive officers under the Success Sharing Plan is fixed. (Similarly, the pool of money available for payment to non-executive officers, both union and non-union, under the Success Sharing Plan is fixed.) Thus if one executive's payment is increased because he or she performed exceptionally well, the payment to one or more other executive's who did not perform as well would be decreased. Although the Subcommittee may adjust each named executive officer's award based on an evaluation of the officer's performance against certain functional and enterprise objectives for which the named executive officer is directly accountable, the Subcommittee determined that for 2007, each named executive officer's award should reflect enterprise results exclusively. Therefore, each named executive officer received an undifferentiated payout under the Success Sharing Plan based solely on the Company's performance, resulting in a payout of 45.65% of each individual's target opportunity. Mr. Tilton received $388,238; Mr. Brace received $214,772; Mr. Tague received $214,772; Mr. Lovejoy received $118,226 and Ms. Moore received $111,205.

  •
  Profit sharing.  The Company maintains an annual profit sharing plan (the "Profit Sharing Plan"), which covers all U.S.-based employees including the named executive officers. Under our Profit Sharing Plan, if we have more than $10 million in adjusted pre-tax earnings for any year, 15% will be distributed to the employees on our U.S. payroll, including our named executive officers, who have been with us for at least one year. Payments are made annually to eligible employees, including our named executive officers, pro rata based on the ratio of the employee's base salary for the year to the aggregate amount of base salary of all eligible employees. Based on 2007 earnings, the Company paid out approximately $111 million in profit sharing to employees. The Profit Sharing Plan is intended to align our employees' interests with our profitability and to reward employees based, in part, on our profitability.

  •
  Long-term incentive compensation.  Under the MEIP, we may grant various types of awards, including nonqualified and incentive stock options, restricted stock, stock grants, performance shares, performance units, and stock appreciation rights, to the named executive officers, as well as other eligible employees. Each named executive officer received a grant of restricted shares and options in connection with our emergence from bankruptcy protection in 2006. The Company did not make any general grants in 2007. However, the Subcommittee made one special grant to Mr. Brace, as described below.

  –
  Long-term incentive awards granted upon emergence from bankruptcy protection.  As part of our reorganization during bankruptcy in 2006, all outstanding stock options, restricted shares and other equity compensation awards, including those held by named executive officers, were cancelled without any payment being made to the holders. As is the case with virtually all companies that emerge from bankruptcy protection, we determined that grants of long-term incentive awards to executive officers were necessary in connection with our emergence from bankruptcy protection to retain key employees, to align the interests of stockholders and management, to incentivize management to focus on the creation of stockholder value.

  The long-term incentive grants were designed so that the overall percentage ownership held by management would be consistent with market practice. Individual awards were structured to reflect the Company's organizational structure and responsibilities. The Subcommittee, with input from Towers Perrin, determined that half of the grants to be made upon our emergence from bankruptcy protection, on an economic value basis, would be in the form of restricted stock and the other half would be in the form of stock options. The restricted stock grants were used to create a substantial, long-term ownership interest for our executives, consistent with other companies emerging from bankruptcy protection. Restricted stock grants were also used to encourage retention and to provide value to the executives. Stock options were used to provide executives with compensation opportunities tied directly to the creation of stockholder value through stock price appreciation. The Subcommittee concluded that the 50/50 split between the two vehicles best met the objectives of executive retention and creation of a substantial performance incentive tied to the creation of stockholder value, as well as providing balance between the short-term value offered by restricted stock and potential long-term value provided by stock options.

  –
  Additional long-term incentive awards granted in 2007.  During 2007, the Subcommittee made individual grants of long-term incentive awards in the ordinary course for events such as hirings and promotions. The Subcommittee also approved a restricted stock grant to Mr. Brace consisting of 13,000 shares, which vest in equal parts on April 1, 2007, February 1, 2008 and February 1, 2009. The purpose of the grant was to recognize Mr. Brace for his exceptional contributions during the Company's restructuring. No additional grants were made to executive officers during 2007.

  –
  Future long-term equity incentive awards.  During 2008, we may make individual grants of long-term incentive awards in the context of events such as hirings, promotions or other events. In order to make a general grant during 2008 or any future year, the Company must obtain stockholder approval for a new long-term equity incentive plan because 97.5% of the shares authorized under the MEIP were previously awarded as part of the Company's emergence from bankruptcy protection. Because equity incentive awards are an important means of attracting and retaining talented executives, aligning management and stockholder interests and driving performance, the Company is seeking stockholder approval of the 2008 Incentive Compensation Plan in connection with the 2008 Annual Meeting of Stockholders. Please read "Proposal No. 3 Approval of 2008 Incentive Compensation Plan," beginning on page 50 for additional information.

  •
  Recoupment of earned awards.  In the event that our financial results are restated due to material noncompliance with any financial reporting requirement under the securities laws as a result of the Company's misconduct, we would require, in compliance with the Sarbanes-Oxley Act, the chief executive officer and the chief financial officer to reimburse us for any incentive-based or equity-based compensation and any profits from the sale of our securities received during the 12-month period following the date the financial statements that were subject to restatement were issued.

  •
  Severance benefits.  The Company has adopted an Executive Severance Plan that provides certain payouts to our named executive officers, other than Mr. Tilton, in the event of termination of employment. In addition, the MEIP provides for accelerated vesting of outstanding equity awards in certain circumstances. Please refer to "Other Potential Post-Employment Payments" below for a detailed discussion of all potential severance benefits. We believe that providing executives with a defined severance program allows the executive to focus on the issues at hand, knowing that should severance occur, they will be treated fairly and consistently. Severance provisions are also an important component of the compensation package required to attract and retain top caliber talent in senior leadership roles. During 2007, we revised our Executive Severance Plan to more effectively compete for executive level talent. The revised plan contains standard provisions and provides for severance amounts that are consistent with current market practice.

  •
  Other compensation items

  –
  Employment Agreement with Mr. Tilton.  We have entered into an employment agreement with Mr. Tilton, which governs much of the compensation he receives. The agreement is discussed below under "Narrative to 2007 Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreement with Mr. Tilton."

  –
  Perquisites.  Our named executive officers receive a modest level of perquisites that we believe fall within observed competitive practices for companies of similar size. Please refer to the "Explanation of All Other Compensation Disclosure" for additional information regarding perquisites.

  –
  Defined Contribution Retirement Benefits.  We provide retirement benefits, through a tax qualified 401(k) plan and an excess 401(k) benefit cash plan, to all of our non-union employees, including the named executive officers.

  –
  Payments in the Event of a Change in Control.  In addition to the severance benefits provided for under the Executive Severance Plan, the MEIP provides that upon a change in control of the Company, awards held by plan participants, including named executive officers, will become fully vested and nonforfeitable. Mr. Tilton's employment agreement also provides for certain payouts in the event of a change in control, as described below under "Other Potential Post-Employment Payments."

  –
  Pre-Bankruptcy Benefits.  Largely in recognition that our U.S.-based employee groups agreed to the termination and replacement of their tax-qualified defined benefit pension plans pursuant to the Plan of Reorganization, the Company agreed to provide these employee groups with over $726 million in proceeds from the issuance of convertible notes. Mr. Brace participated in the distribution of these proceeds on the same basis as all other management employees. The majority of the proceeds were distributed during 2006; however, the remaining proceeds were distributed to these employees, including Mr. Brace, during 2007. The other named executive officers were not eligible to participate in the distributions because they had not been with the Company for the requisite period of time.

    For more information on each of these compensation items, please refer to "Narrative to 2007 Summary Compensation Table and Grants of Plan-Based Awards Table" below.

              Stock Ownership Guidelines

              The Subcommittee adopted stock ownership guidelines in September 2006. The guidelines require executive officers to hold at least 25% of the aggregate number of restricted shares granted to them under the MEIP after the shares have become vested. The first measurement date under this policy is December 31, 2008. We expect that as of December 31, 2008, all named executive officers will meet the 25% holding requirement. In the event that a named executive officer has not met the requirement as of December 31, 2008, any future cash incentive awards will be paid to that individual 50% in restricted shares and 50% in cash until the ownership guidelines have been satisfied.

              Impact of Tax Treatment on Compensation Decisions

              Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals.

              While the tax impact of any compensation arrangement is one factor that might, when relevant, be considered, this impact would be evaluated by the Subcommittee in light of the Company's overall compensation philosophy and objectives. However, the Subcommittee believes there may be circumstances in which the Company's and stockholders' interests may be best served by providing compensation that is not fully deductible and that its ability to exercise discretion outweighs the advantages of qualifying compensation under Section 162(m).

Human Resources Subcommittee Report

              We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement on Schedule 14A.

Respectfully submitted,
W. James Farrell, Chairman Richard J. Almeida James J. O'Connor David J. Vitale John H. Walker

2007 Summary Compensation Table

Name and Principal Position[1]	Year	Salary ($)	Bonus ($)	Stock Awards ($)[2]	Option Awards ($)[3]	Non-Equity Incentive Plan Compensation ($)[4]	All Other Compensation ($)[5]	Total ($)

Tilton, Glenn Chairman, President & Chief Executive Officer	2007 2006	$850,000 $687,083	$0 $0	$ 4,708,258 $11,694,640	$ 4,178,118 $10,377,847	$422,425 $839,028	$155,968 $210,959	$10,314,769 $23,809,557

Brace, Frederic Executive Vice President & Chief Financial Officer	2007 2006	$566,082 $501,000	$0 $0	$ 2,269,021 $ 4,677,856	$ 1,672,264 $ 4,153,664	$237,540 $654,872	$137,410 $386,988	$ 4,882,317 $10,374,380

Tague, John Executive Vice President & Chief Revenue Officer	2007 2006	$566,082 $501,000	$0 $0	$ 1,883,303 $ 4,677,856	$ 1,672,264 $ 4,153,664	$237,540 $698,122	$ 60,402 $ 88,141	$ 4,419,591 $10,118,783

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	2007	$439,915	$0	$ 941,652	$ 833,590	$135,902	$ 59,681	$ 2,410,740

Moore, Rosemary Senior Vice President Corporate & Government Affairs	2007	$408,333	$0	$ 941,652	$ 833,590	$127,628	$ 65,609	$ 2,376,812

1 This table provides information regarding the Company's principal executive officer (Mr. Tilton), principal financial officer (Mr. Brace), and the three other most highly compensated executive officers in 2007, as determined in accordance with the applicable SEC disclosure rules. Pursuant to the SEC rules, the Company is required to apply different accounting treatment to equity grants made to "retirement eligible" employees under Company's 2006 Management Equity Incentive Plan ("MEIP"). Peter McDonald, the Company's Executive Vice President and Chief Operating Officer, and Graham Atkinson, the Company's Executive Vice President and Chief Customer Officer, were considered "retirement eligible" employees under the MEIP for purposes of the 2006 restricted stock and option grants. Under the applicable accounting rules, the entire compensation cost for the 2006 grants was required to be recognized for these executives in 2006 and, as a result, the total reportable compensation for 2007 for Mr. McDonald and Mr. Atkinson is lower than the total compensation reported for the officers listed in the table because there was no equity compensation cost recognized by the Company for Mr. McDonald or Mr. Atkinson in 2007.

2 Amounts disclosed in the Stock Awards column relate to grants of restricted stock made under the MEIP. With respect to each restricted stock grant, the amounts disclosed reflect the compensation cost that the Company recognized for financial accounting purposes in 2007 and 2006 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) ("FAS 123R"). Generally, FAS 123R requires the full grant-date fair value of a restricted stock award to be amortized and recognized as compensation cost over the service period that relates to the award. Grant-date fair value of the restricted stock awards was determined by multiplying the number of restricted shares awarded by the volume weighted average price of a share of Company stock on the date of grant. In addition, the stock award for Mr. Brace includes 13,000 restricted shares that were granted to Mr. Brace in March of 2007 in recognition of his efforts as Chief Restructuring Officer during the bankruptcy. For additional information regarding this special grant, please refer to the "Compensation Discussion and Analysis."

3 Amounts disclosed in the Option Awards column relate to grants of stock options made under the MEIP. With respect to each stock option grant, the amounts disclosed generally reflect the compensation cost that the Company recognized for financial accounting purposes in 2007 and 2006 in accordance with FAS 123R. Generally, FAS 123R requires the full grant-date fair value of a stock option award to be amortized and recognized as compensation cost over the service period that relates to the award. Grant-date fair value was determined using a generally accepted option valuation methodology referred to as the Black-Scholes Option Pricing Model. The assumptions used in calculating the grant-date fair value of each stock option award are disclosed in footnotes to the Company's financial statements that are set forth in the Company's 2007 Annual Report on Form 10-K.

4 Amounts disclosed in the Non-Equity Incentive Plan Compensation column for 2007 represent the aggregate amounts earned in 2007 under the Company's 2007 Success Sharing Program and Profit Sharing Program. Amounts disclosed in the Non-Equity Incentive Plan Compensation column for 2006 represent the aggregate amounts earned in 2006 under the Company's 2006 Success Sharing Program, Key Employee Retention Program ("KERP"), and the Profit Sharing Program, respectively. Mr. Tilton voluntarily waived his rights to a payment under the KERP which was otherwise due him in 2006.

5 See following table titled "Explanation of All Other Compensation Disclosure" for details regarding amounts disclosed in the All Other Compensation column.

Explanation of All Other Compensation Disclosure

Name and Principal Position	Year	Proceeds from Convertible Notes[1]	Life Insurance Premiums Paid by Registrant[2]	401K Company Contributions	401k Excess Cash[3]	Perquisites[4]	Payment of SERP Claim[5]	Tax Gross-Up6	Total

Tilton, Glenn Chairman, President & Chief Executive Officer	2007 2006	$ 0 $ 0	$13,451 $ 9,931	$15,750 $22,225	$76,353 $95,670	$39,953 $66,290	$ 0 $ 0	$10,461 $16,843	$155,968 $210,959

Brace, Frederic Executive Vice President & Chief Financial Officer	2007 2006	$ 16,725 $204,579	$ 3,906 $ 3,357	$29,500 $29,000	$39,254 $58,616	$35,539 $13,356	$ 0 $44,913	$12,486 $33,167	$137,410 $386,988

Tague, John Executive Vice President & Chief Revenue Officer	2007 2006	$ 0 $ 0	$ 2,327 $ 2,051	$14,062 $20,313	$35,908 $52,336	N/A N/A	$ 0 $ 0	$ 8,105 $13,441	$ 60,402 $ 88,141

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	2007	$ 0	$ 3,535	$14,625	$22,746	N/A	$ 0	$18,775	$ 59,681

Moore, Rosemary Senior Vice President Corporate & Government Affairs	2007	$ 0	$ 5,175	$15,750	$22,136	$18,977	$ 0	$ 3,571	$ 65,609

1 Represents cash paid to Mr. Brace from the proceeds of the Company's issuance of convertible notes, which was intended to partially offset the loss associated with the termination and replacement of U.S. based-employees' tax-qualified defined benefit pension plans. The sale of the convertible notes and the use of its proceeds were part of the Company's Plan of Reorganization which was approved by the Bankruptcy Court. Mr. Brace participated in the distribution on the same basis as all other management employees.

2 Represents the payment of supplemental life insurance premiums on the named executive officers' behalf.

3 Represents the payment of Company direct and matching contributions that would have been made to the Company's 401(k) plan on behalf of the named executive officer in the absence of contribution limits imposed under the Internal Revenue Code.

4 Represents perquisites and other personal benefits received by the named executive officer if the total value for that individual equals or exceeds $10,000. This column includes air travel on United Airlines and United Express carriers, reimbursement for financial management advisory service and reimbursement for club membership dues (for Mr. Brace). In addition, Mr. Tilton was provided with the use of a Company car and driver during 2007 and 2006. The incremental cost to the Company relating to Mr. Tilton's personal use of the Company car and driver was $33,774 in 2007 and $40,196 in 2006. This incremental cost was determined in accordance with the following methodology: the sum of the cost of fuel related to Mr. Tilton's non-business use of the Company car and the additional costs related to Mr. Tilton's use of a driver for non-business travel.

5 Represents the payment by the Company to Mr. Brace in 2006 in his capacity as an unsecured creditor, with respect to claims arising out of cancellation of the SERP.

6 Represents taxes paid on behalf of all named executive officers with regards to air travel on United Airlines and United Express flights and taxes paid for Mr. Tilton's use of a Company car.

Grants of Plan-Based Awards for 2007

						All Other Stock Awards: Number of Shares of Stock or Units (#)[2]	All Other Options Awards: Number of Securities Underlying Options (#)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]					Exercise or Base Price of Option Awards ($/SH)
									Closing Price on the Date of Option Grant	Grant Date Fair Value of Stock and Option Awards
		Date of HRSC Action
Name	Grant Date Total		Threshold ($)	Target ($)	Maximum ($)

Tilton, Glenn Chairman, President & Chief Executive Officer	First Quarter Second Quarter Third Quarter Fourth Quarter Annual		$ 70,975 $ 70,975 $ 70,975 $ 70,975 $141,525	$141,738 $141,738 $141,738 $141,738 $283,048	$ 283,475 $ 283,475 $ 283,475 $ 283,475 $ 566,100

	Total[3]		$425,425	$850,000	$1,700,000

Brace, Frederic Executive Vice President & Chief Financial Officer	3/15/2007 First Quarter Second Quarter Third Quarter Fourth Quarter Annual	2/22/2007	$ 37,191 $ 37,191 $ 41,970 $ 44,359 $ 80,115	$ 87,377 $ 87,377 $ 98,605 $104,218 $160,230	$ 148,541 $ 148,541 $ 167,628 $ 177,171 $ 320,460	13,000	0	0	N/A	$497,250

	Total[3]		$240,826	$537,807	$ 962,341

Tague, John Executive Vice President & Chief Revenue Officer	First Quarter Second Quarter Third Quarter Fourth Quarter Annual		$ 37,191 $ 37,191 $ 41,970 $ 44,359 $ 80,115	$ 87,377 $ 87,377 $ 98,605 $104,218 $160,230	$ 148,541 $ 148,541 $ 167,628 $ 177,171 $ 320,460

	Total(3)		$240,826	$537,807	$ 962,341

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	First Quarter Second Quarter Third Quarter Fourth Quarter Annual		$ 20,641 $ 20,808 $ 22,912 $ 23,797 $ 43,906	$ 68,701 $ 69,257 $ 76,260 $ 79,206 $ 87,812	$ 82,441 $ 83,108 $ 91,512 $ 95,047 $ 175,624

	Total[3]		$132,064	$381,236	$ 527,732

Moore, Rosemary Senior Vice President Corporate & Government Affairs	First Quarter Second Quarter Third Quarter Fourth Quarter Annual		$ 20,040 $ 20,040 $ 20,708 $ 21,042 $ 40,793	$ 66,700 $ 66,700 $ 68,923 $ 70,035 $ 81,585	$ 80,040 $ 80,040 $ 82,708 $ 84,042 $ 163,170

	Total[3]		$122,623	$353,943	$ 490,000

1 Amounts disclosed represent target, threshold and maximum possible payouts under the Company's Success Sharing Plan ("SSP") for each quarterly performance period during 2007 and the 2007 annual performance period, before performance-based adjustments. As explained in the Compensation Discussion and Analysis, the Company maintains another non-equity incentive plan referred to as the Profit Sharing Plan. The Profit Sharing Plan contains no threshold or maximum payout amounts. Rather, payout amounts relate solely to the level of the Company's pre-tax earnings (no payouts occur if pre-tax earnings are less than $10 million). Due to the structure of the Profit Sharing Plan, the SEC disclosure rules do not require any disclosure relating to estimated payout levels under the Profit Sharing Plan in the Grants of Plan-Based Awards table. Amounts paid to the named executive officers under the Profit Sharing Plan are reflected in the "Non-Equity Incentive Plan Compensation" column of the 2007 Summary Compensation Table.

2 Represents a restricted stock award made to Mr. Brace in recognition of his exceptional contributions during the Company's restructuring.

3 Amounts disclosed represent the aggregate estimated possible payouts under the SSP at threshold, target and maximum for all performance periods (e.g., all four quarterly performance periods and the annual performance period), before performance-based adjustments.

Narrative to 2007 Summary Compensation Table and Grants of Plan-Based Awards Table

              The following is a description of material factors necessary to understand the information disclosed in the 2007 Summary Compensation Table and the Grants of Plan-Based Awards table. This description is intended to supplement the information included in the Compensation Discussion and Analysis.

              Employment Agreement with Mr. Tilton

              As a general policy, the Company does not enter into employment agreements with its executive officers or other employees. However, to induce Mr. Tilton to become the Company's chief executive officer, the Company and Mr. Tilton entered into an employment agreement on September 5, 2002. Mr. Tilton's agreement has been amended on several occasions, most recently on September 29, 2006, under which the term of the agreement was extended to September 1, 2011. The following description of Mr. Tilton's employment agreement reflects the material terms of the agreement which were in effect during fiscal year 2007.

  •
  Annual base salary.  At the time the agreement was entered into, Mr. Tilton's annual base salary was set at $950,000. After the Company entered bankruptcy, the base salaries of all executive officers, including Mr. Tilton's, were reduced several times. As a result of these reductions, at the beginning of fiscal year 2006, Mr. Tilton's annual base salary was approximately $606,000. Under the September 29, 2006 amendment to Mr. Tilton's agreement, his base salary was increased to $850,000 effective as of September 1, 2006. The Subcommittee annually reviews Mr. Tilton's base salary and considers salary adjustments as it deems appropriate. Mr. Tilton's base salary was not adjusted in 2007 at his request.

  •
  Annual bonus.  Mr. Tilton is entitled to participate in the Company's Performance Incentive Plan or other annual bonus plan approved by the Board of Directors. For fiscal year 2007, this meant that Mr. Tilton was covered under the Company's Success Sharing Plan. Mr. Tilton's agreement provides that his annual bonus target opportunity will be equal to 100% of annual base salary and a maximum bonus opportunity equal to 200% of annual base salary.

  •
  Long-term incentive plans.  Mr. Tilton did not receive any awards under the MEIP during 2007.

  •
  Other benefit arrangements for Mr. Tilton.  Mr. Tilton is entitled to participate in all employee benefit plans, practices, and programs maintained by the Company and made available to its senior executives. For fiscal year 2007, this meant that Mr. Tilton participated in or was provided the following: (i) certain health and welfare arrangements which are also provided to all salaried employees of the Company; (ii) 401(k) plan and excess 401(k) cash benefit plan (Company contributions to the 401(k) plan and payments of excess 401(k) cash benefits are reflected in amounts disclosed in the "All Other Compensation" column and in the footnote to the column); (iii) certain perquisites and supplemental life insurance benefits (which are identified in a footnote to the foregoing referenced column); and (iv) paid vacation benefits consistent with the Company policy for all its senior executives.

  •
  Severance benefits.  Mr. Tilton is entitled to certain benefits upon qualifying terminations of employment. The extent and nature of these benefits are identified and quantified in the narrative disclosure below entitled "Other Potential Post-Employment Payments."

  •
  Restrictive Covenants.  Mr. Tilton's employment agreement contains restrictive covenants that apply following termination of employment with the Company and are described under the narrative disclosure below entitled "Other Post-Employment Payments."

              Short-Term Incentive Awards

              Success Sharing Plan

              As described in the Compensation Discussion and Analysis, the Company maintained an annual incentive program in 2007, referred to as the Success Sharing Plan. The Success Sharing Plan for 2007 provided eligible employees, including the named executive officers, the opportunity to earn short-term incentive awards based upon the achievement of certain predefined performance goals. Since the beginning of 2008, several employee groups have elected not to participate in the Success Sharing Plan in exchange for other compensation. For executive officers, a pool of award money to be paid to executive officers in the aggregate was created based on the Company's satisfaction of the operational, customer and financial goals.

              The two quarterly performance measures for 2007 were:

    –
    Customer satisfaction—This was measured by the "United Promoters" score. The Company calculated the United Promoters score based on a short survey that asks customers if they would recommend United to friends. The Company believes that this measure is closely related to customer satisfaction and loyalty, which are essential to the Company's continued success.

    –
    Reliability—This was measured by on-time departures, as recorded by the United States Department of Transportation, and is a key measure of the Company's operational efficiency as well as customer satisfaction.

    The Company established operating earnings as the measure for annual financial performance for 2007. The Company believes that operating earnings is a very accessible measure that reflects the financial strength of the Company.

              The 2007 Success Sharing Plan has three performance levels: threshold, target and maximum payout. The threshold payout is 50% of target and the maximum payout is 200% of target. The 2007 actual performance levels compared to target were as follows:

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter
	Target	Actual Performance	Target	Actual Performance	Target	Actual Performance	Target	Actual Performance
Customer Satisfaction:
United Promoters Score	22.1%	20.7%	22.9%	16.9%	30.9%	22.4%	31.7%	22.3%
Reliability:
On-Time Departures	59.9%	56.9%	61.4%	57.7%	61.6%	57.2%	61.9%	50.6%

	Target	Actual Performance
Annual Financial:
Operating Earnings (millions)	$1,412	$1,119

  •
  Quarterly Performance Measures.  Each quarterly performance period was evaluated independent of the other quarterly performance periods and independent of the annual performance period. If the "threshold" performance goal was not met for a particular quarterly performance measure, then employees were not entitled to a quarterly incentive award with respect to that performance measure. If the Company's performance for a quarterly performance measure fell between the "threshold" and "target" performance goals, employees were entitled to a pro-rated quarterly incentive award. The aggregate amount of the quarterly performance awards that the executive officers were entitled to were set aside as part of the overall pool of money available for payment to the executive officers under the Success Sharing Plan.

  •
  Annual Performance Measure.  For the annual performance period, the Subcommittee set one performance measure (i.e., operating earnings). For employees to be eligible for an annual incentive award, the Company had to exceed the target performance goal. Employees were entitled to the full amount of their annual incentive award only if the Company reached the "maximum" level of performance. The aggregate amount of annual incentive awards payable to the executive officers were added to the overall pool of money available for payment to the executive officers under the Success Sharing Plan.

  •
  Payment of Incentive Awards.  Based on the Company's determination as to whether and to what extent performance goals have been achieved for each performance period (quarterly and annually), the overall pool of money is created according to the named executive officers' aggregate award opportunities. For 2007, actual payout was equal to 17.0%, 47.3% and 72.8% of target, respectively, for the customer satisfaction, reliability and financial measures. As a result, the overall pool of money available for incentive awards was equal to 45.7% of the target opportunity for 2007.

    For 2007, the Subcommittee set the following target incentive award opportunities for the named executive officers:

    –
    Mr. Tilton's target incentive award opportunity was equal to 100% of base salary;

    –
    The target incentive award opportunity for Messrs. Brace and Tague was equal to 85% of base salary; and

    –
    Mr. Lovejoy and Ms. Moore's target incentive award opportunity were equal to 60% of base salary.

    Each named executive officer's incentive award opportunities are disclosed in the Grants of Plan-Based Awards table. At the discretion of the Subcommittee, the named executive officers' incentive awards under the Success Sharing Plan may be increased or decreased based on individual performance. The incentive award actually earned by each named executive officer for 2007 is disclosed in the Compensation Discussion and Analysis and in the "Non-Equity Incentive Plan Compensation" column of the 2007 Summary Compensation Table. The Company paid the 2007 incentive awards in 2008.

              Profit Sharing Program

              The Company maintains another annual incentive award program referred to as the Profit Sharing Plan, which covers all U.S.-based employees including the named executive officers. Under the Profit Sharing Plan, 15% of the Company's 2007 adjusted pre-tax earnings were distributed to eligible employees who had been with the Company for at least one year. While distributions are based on all of the Company's earnings, the Company must first reach a threshold of $10 million in earnings before there can be any distribution under the Profit Sharing Plan. Distributions were made during the first quarter of 2008 to eligible employees, including each named executive officer, in proportion to their base salaries. The profit sharing distribution actually earned by each named executive officer for 2007 is disclosed in the "Non-Equity Incentive Plan Compensation" column of the 2007 Summary Compensation Table.

              Long-Term Incentive Awards

              2006 Management Equity Incentive Plan (MEIP)

              The Company maintains the MEIP under which it may grant to the named executive officers, as well as other eligible employees, incentive and non-qualified stock options, restricted stock, stock appreciation rights, and other forms of stock based compensation. In 2007, the Subcommittee made one special grant to Mr. Brace of 13,000 shares of restricted stock, in recognition of his exceptional contributions during the Company's restructuring. The value of this award is reflected in the Grants of Plan-Based Awards table. The award vests in equal tranches on April 1, 2007, February 1, 2008 and February 1, 2009, and the forfeiture and change of control provisions described below also apply. No other grants were made to the named executive officers under the MEIP during 2007.

              For 2006, in connection with the Company's emergence from bankruptcy, the Subcommittee decided to award stock options and shares of restricted stock to the named executive officers. The Subcommittee granted to each named executive officer options to purchase shares of Company common stock in three equal tranches on February 15, February 23, and March 2, 2006, and shares of restricted stock of the Company on February 2, 2006. The accounting cost associated with the restricted stock and stock option grants for 2006 and 2007 is reflected in the 2007 Summary Compensation Table. The principal terms and conditions of the awards are described below. Other than the exercise price, each option tranche contained the same principal terms and conditions.

  •
  Vesting.  Each award vests 20% on each of the following dates: August 1, 2006; February 1, 2007; February 1, 2008; February 1, 2009; and February 1, 2010. However, in the event of a "change of control" as defined under the MEIP or termination of employment due to death, disability, or retirement (i.e., termination after attaining age 55 and completing 10 years of service or termination after attaining age 65), all outstanding stock options and restricted stock will become immediately vested and exercisable in full.

  •
  Forfeiture.  Under the MEIP, upon an employee's termination of employment for any reason other than death, disability, or retirement, any outstanding unvested stock options or restricted stock held by the employee will be immediately forfeited and terminated.

  •
  Dividends payable on restricted stock awards.  Dividends and other distributions will be paid on outstanding shares of restricted stock to the same extent any dividends or distributions are paid to the holders of outstanding shares of common stock.

  •
  Exercise and term of stock options.  Each stock option may be exercised solely to the extent vested and will expire on January 31, 2016.

  –
  Exercise price.  On January 10, 2006, the Subcommittee decided that the exercise price of these option grants would be based on the volume weighted average price of a share of Company common stock over the five business days prior to the relevant grant date.

              Variable (at-risk) Compensation

              The 2007 Summary Compensation Table discloses the total compensation of each named executive officer. Total compensation includes fixed and variable (or at-risk) components. The chart below shows the percentage of total compensation that is comprised of fixed salary and bonus and variable (at-risk) incentive awards for each named executive officer. Variable (at-risk) compensation is the sum of each named executive officer's stock awards, option awards, and non-equity incentive plan compensation that is disclosed in the 2007 Summary Compensation Table.

Name and Principal Position	Salary and Bonus as a % of Total Compensation	All Other Compensation as a % of Total Compensation	Variable (at-risk) Based Compensation as a % of Total Compensation

Tilton, Glenn Chairman, President & Chief Executive Officer	8%	1%	91%

Brace, Frederic Executive Vice President & Chief Financial Officer	12%	2%	86%

Tague, John Executive Vice President & Chief Revenue Officer	13%	1%	86%

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	18%	2%	80%

Moore, Rosemary Senior Vice President Corporate & Government Affairs	17%	2%	81%

Outstanding Equity Awards at 2007 Fiscal Year-End

              The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2007.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Vested (#)[2]	Market Value of Shares of Restricted Stock That Have Not Vested ($)[3]

Tilton, Glenn Chairman, President & Chief Executive Officer	0 0 0	164,400 164,400 164,400	$34.18 $35.91 $35.65	1/31/2016 1/31/2016 1/31/2016	327,000	$11,660,820

Brace, Frederic Executive Vice President & Chief Financial Officer	43,866 43,866 43,866	65,800 65,801 65,801	$34.18 $35.91 $35.65	1/31/2016 1/31/2016 1/31/2016	139,467	$ 4,973,393

Tague, John Executive Vice President & Chief Revenue Officer	0 30,869 0	65,800 65,801 65,801	$34.18 $35.91 $35.65	1/31/2016 1/31/2016 1/31/2016	130,800	$ 4,664,328

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	21,866 21,866 21,866	32,800 32,801 32,801	$34.18 $35.91 $35.65	1/31/2016 1/31/2016 1/31/2016	65,400	$ 2,332,164

Moore, Rosemary Senior Vice President Corporate & Government Affairs	0 0 0	32,800 32,801 32,801	$34.18 $35.91 $35.65	1/31/2016 1/31/2016 1/31/2016	65,400	$ 2,332,164

1 All stock option awards vest at a rate of 20% upon the following dates 8/1/2006, 2/1/07, 2/1/08, 2/1/09 and 2/1/10.

2 All restricted stock awards vest at a rate of 20% upon the following dates 8/1/2006, 2/1/07, 2/1/08, 2/1/09 and 2/1/10, except for the award granted to Mr. Brace during 2007 (13,000 shares), which vests in equal parts on 4/1/07, 2/1/08 and 2/1/09.

3 Market Value is calculated based on the number of unvested shares as of 12/31/07 multiplied by the closing share price of UAL common stock on 12/31/07, which was $35.66.

Option Exercises and Stock Vested for 2007

              The following table presents information regarding the exercise of options and the vesting of restricted stock awards during 2007.

	Option Awards		Restricted Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]

Tilton, Glenn Chairman, President & Chief Executive Officer	222,917	$2,245,863	109,000	$4,744,225

Brace, Frederic Executive Vice President & Chief Financial Officer	0	$ 0	47,933	$2,062,994

Tague, John Executive Vice President & Chief Revenue Officer	90,205	$1,072,361	43,600	$1,897,690

Lovejoy, Paul Senior Vice President, General Counsel & Secretary	0	$ 0	21,800	$ 948,845

Moore, Rosemary Senior Vice President Corporate & Government Affairs	44,553	$ 448,849	21,800	$ 948,845

1 Value Realized on Exercise was calculated by multiplying (a) the number of shares of the Company's common stock to which the exercise of the option related by (b) the difference between (i) the market price of the Company's common stock at the time of exercise and (ii) the exercise price of the options.

2 Value Realized on Vesting was calculated by multiplying (a) the number of shares that vested by (b) the average of the high and low sale prices of a share of the Company's common stock on the vesting date, which was $43.53 on 2/1/07 and $38.15 on 3/15/07.

Other Potential Post-Employment Payments

              This section describes and quantifies potential payments that may be made to each named executive officer at, following, or in connection with the resignation, severance, retirement, or other termination of the named executive officer or a change of control of the Company. These benefits are in addition to benefits generally available to salaried employees.

              Estimate of Mr. Tilton's Other Potential Post-Employment Payments

              The following table quantifies the potential payments and benefits that would have been made to Mr. Tilton at, following, or in connection with his termination of employment or a change of control occurring on December 31, 2007. The value of long-term incentive awards was determined using the closing share price of the Company's common stock at year-end, which was $35.66. The methodology used to calculate the potential payments is described below beginning on page 43.

Estimate of Mr. Tilton's Other Potential Post-Employment Payments

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason Unrelated to a Change In Control ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	3,400,000				5,100,000

Success Sharing Payment	850,000	850,000	850,000		850,000

Long-Term Incentives

Stock Options—Unvested and Accelerated Awards	244,956	244,956	244,956	244,956	244,956

Restricted Stock—Unvested and Accelerated Awards	11,660,820	11,660,820	11,660,820	11,660,820	11,660,820

Health and Welfare Benefits

Continuation of Health & Welfare Benefits	17,062				25,593

Life Insurance Payment		2,800,000

Perquisites and Tax Payments

Retiree Travel Benefit	24,856	12,428	24,856		24,856

Tax Gross-Up on Retiree Travel Benefit	119,312	59,656	119,312		119,312

Financial Planning	8,000				12,000

Total	$16,325,006	$15,627,860	$12,899,944	$11,905,776	$18,037,537

              The Company has entered into certain agreements and maintains certain plans that will require the Company to pay compensation and provide certain benefits to Mr. Tilton at, following, or in connection with his termination of employment or a change of control of the Company. The material terms and conditions relating to these payments and benefits in effect on December 31, 2007 are described below.

              All Circumstances Involving Mr. Tilton's Termination of Employment Other than Termination by the Company for "Cause" or Voluntary Termination Without "Good Reason"

              Under all circumstances involving termination of Mr. Tilton's employment on December 31, 2007 shown in the table above, he would have been entitled to the following:

  •
  Payment of 2007 target annual incentive opportunity under the Success Sharing Plan pro-rated to the date of termination;

  •
  Immediate vesting of all outstanding and unvested stock options and shares of restricted stock that were unvested as of December 31, 2007 (options and restricted shares vested on February 1, 2008 are still considered unvested for purposes of the above estimates); and

  •
  Extension of exercise period for outstanding stock options to five years (twelve months in the event of termination due to disability) from the date of termination (generally, exercise period ends three months following a termination of employment).

              Involuntary Termination Without "Cause" or Voluntary Termination for "Good Reason"

              If Mr. Tilton's employment with the Company was involuntarily terminated without "cause" or voluntarily terminated for "good reason" on December 31, 2007, in addition to the benefits applicable to all circumstances described above, he would have been entitled to the following payments and benefits:

  •
  Lump-sum payment of cash severance benefit in an amount equal to two times (three times in the event termination occurs during the 24-month period following a "change of control" of the Company) the sum of his base salary and his 2007 target annual incentive opportunity under the Success Sharing Plan;

  •
  Continuation of certain health and welfare benefits for a period of two years (three years in the event termination occurs during the 24-month period following a "change of control" of the Company) following the date of termination;

  •
  Provision of retiree travel benefits; and

  •
  Continuation of financial planning allowance for a period of two years (three years in the event termination occurs during the 24-month period following a "change of control" of the Company) following the date of termination.

              Termination Due to Death on December 31, 2007

              If Mr. Tilton's employment with the Company was terminated due to his death on December 31, 2007, in addition to the benefits applicable to all circumstances described above, his estate would have been entitled to the following payments and benefits:

  •
  Payment of life insurance benefits; and

  •
  Provision of spousal travel benefits.

              Termination Due to Disability on December 31, 2007

              If Mr. Tilton's employment with the Company was terminated due to his disability on December 31, 2007, in addition to the benefits applicable to all circumstances described above, he would have been entitled to the following payments and benefits:

  •
  Payment of monthly disability benefits; and

  •
  Provision of retiree travel benefits.

              Reduction in Future Termination Benefits

              Mr. Tilton's employment agreement provides that if Mr. Tilton's employment is terminated by the Company without "cause" or by him for "good reason" in the absence of a "change of control", the Company will pay Mr. Tilton a lump sum cash severance payment equal to the sum of his then-current base salary and then-current target bonus, multiplied by the lesser of (A) two and (B) a fraction, the numerator of which is the number of months (rounded up to the nearest whole month) that remain until Mr. Tilton attains the age of 65 and the denominator of which is 12. Therefore, if Mr. Tilton's employment terminates under those circumstances after he reaches age 63 but before age 65, the amount of his cash severance payment will be reduced by the number of months that have elapsed after age 63. Mr. Tilton's entitlement to continued health and welfare benefits and financial planning benefits will also be reduced by a corresponding number of months. These reductions would not apply in the event of a termination without "cause" or for "good reason" during the 24-month period following a "change of control".

              As of December 31, 2007, Mr. Tilton has not reached age 63, and therefore, his severance would have been equal to two times the sum of his base salary and target annual incentive opportunity if his employment had terminated at that time.

              Material Defined Terms

              The terms "cause" and "good reason" as used above are defined under Mr. Tilton's employment agreement and mean the following:

    –
    Cause means, in general, (i) a significant act or acts of personal dishonesty or deceit that have a material adverse effect on the Company taken by Mr. Tilton in the performance of his duties; (ii) the willful and continued failure by Mr. Tilton to substantially perform his material duties; (iii) Mr. Tilton's conviction of, or his entry of a plea of guilty or nolo contendere to, any felony (other than a felony predicated upon Mr. Tilton's vicarious liability); or (iv) the entry or any final civil judgment against him for fraud, misrepresentation, or misappropriation of property.

    –
    Good reason means, in general, (i) diminution of Mr. Tilton's position, authority, duties or responsibilities; (ii) reduction in Mr. Tilton's base salary; (iii) the relocation of Mr. Tilton's principal office to a location more than 50 miles from his current office; (iv) any purported termination by the Company of Mr. Tilton's employment except as otherwise permitted under his employment agreement; or (iv) Mr. Tilton's failure to be reelected as a director and Chairman of the Board of the Company.

              The term "change of control" as used above is defined under Mr. Tilton's employment agreement and means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company's then outstanding voting securities; (ii) consummation of certain mergers or consolidations of the Company with any other corporation; (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company; (iv) consummation of certain sales or dispositions of all or substantially all the assets of the Company; and (v) certain changes in the membership of the Company's board of directors.

              Restrictive Covenants

              In exchange for the above described payments and benefits to the extent provided for under Mr. Tilton's employment agreement, Mr. Tilton remains subject to confidentiality, non-disparagement, and non-solicitation/non-compete covenants that are set forth in his employment agreement. The confidentiality covenant prohibits Mr. Tilton from disclosing "confidential information" as defined under his employment agreement. The non-disparagement covenant prohibits Mr. Tilton from making disparaging comments (oral or written) regarding the Company, or its officers, directors, employees, or stockholders. These two covenants are of an indefinite duration. The non-solicitation/non-compete covenant prohibits Mr. Tilton, for a period of two years following his termination of employment, from becoming employed by or providing services to any airline, air carrier or any company affiliated with an airline or air carrier and from soliciting or hiring certain employees of the Company for the benefit of any such company.

    Estimate of Other Potential Post-Employment Payments for Messrs. Brace, Tague and Lovejoy and Ms. Moore

              The following tables quantify the potential payments and benefits that would have been made to Mr. Brace, Mr. Tague, Mr. Lovejoy and Ms. Moore at, following, or in connection with each of their termination of employment or a change of control occurring on December 31, 2007. The value of long-term incentive awards was determined using the closing share price of the Company's common stock at year-end, which was $35.66. The methodology used to calculate the potential payments is described below beginning on page 43.

Estimate of Other Potential Post-Employment Payments to Messrs. Brace and Tague(1)

Type of Payment	Involuntary Termination without Cause ($)	Death ($)	Disability ($)	Change In Control Only ($)

Cash Compensation

Cash Severance	2,312,500

Success Sharing Payment	531,250	531,250	531,250

Long-Term Incentives

Stock Options—Unvested and Accelerated Awards		98,042	98,042	98,042

Restricted Stock—Unvested and Accelerated Awards		4,973,393(a)	4,973,393(a)	4,973,393(a)

Health and Welfare Benefits

Continuation of Health & Welfare Benefits	21,527

Life Insurance Payment		2,125,000

Perquisites and Tax Payments

Outplacement Services	25,000

Travel Benefit	4,341(b)	11,769(b)	17,000(b)

Tax Gross-Up on Travel Benefit	23,634(b)	64,079(b)	92,559(b)

Total	$2,918,252(c)	$7,803,533(c)	$5,712,244(c)	$5,071,435(c)

(1) The amounts shown in the table above represent amounts payable to Mr. Brace. The amounts payable to Mr. Tague are identical except for the following:

  (a)
  The value of Mr. Tague's unvested and accelerated restricted stock awards in the case of death, disability or a change in control would be $4,664,328.

  (b)
  The estimated value of Mr. Tague's travel benefit and associated gross-up would be $2,883 and $15,342 in the event of involuntary termination without "cause", $6,949 and $36,976 in the event of termination due to death and $11,293 and $60,085 in the event of termination due to disability.

  (c)
  Total estimated post-employment payments to Mr. Tague would be $2,908,502 in the event of involuntary termination without "cause", $7,462,545 in the event of termination due to death, $5,364,998 in the event of termination due to disability and $4,762,370 in connection with a change of control.

Estimate of Mr. Lovejoy's Other Potential Post-Employment Payments

Type of Payment	Involuntary Termination without Cause ($)	Death ($)	Disability ($)	Change In Control Only ($)

Cash Compensation

Cash Severance	1,520,000

Success Sharing Payment	285,000	285,000	285,000

Long-Term Incentives

Stock Options—Unvested and Accelerated Awards		48,872	48,872	48,872

Restricted Stock—Unvested and Accelerated Awards		2,332,164	2,332,164	2,332,164

Health and Welfare Benefits

Continuation of Health & Welfare Benefits	14,929

Life Insurance Payment		1,675,000

Perquisites and Tax Payments

Outplacement Services	25,000

Travel Benefit	5,821	17,538	35,075

Tax Gross-Up on Travel Benefit	35,539	107,067	214,134

Total	$1,886,289	$4,465,641	$2,915,245	$2,381,036

Estimate of Ms. Moore's Other Potential Post-Employment Payments

Type of Payment	Involuntary Termination without Cause ($)	Death ($)	Disability ($)	Change In Control Only ($)

Cash Compensation

Cash Severance	1,344,000

Success Sharing Payment	252,000	252,000	252,000

Long-Term Incentives

Stock Options—Unvested and Accelerated Awards		48,872	48,872	48,872

Restricted Stock—Unvested and Accelerated Awards		2,332,164	2,332,164	2,332,164

Health and Welfare Benefits

Continuation of Health & Welfare Benefits	7,110

Life Insurance Payment		1,510,000

Perquisites and Tax Payments

Outplacement Services	25,000

Travel Benefit	1,642	—	9,894

Tax Gross-Up on Travel Benefit	6,759	—	40,724

Total	$1,636,511	$4,143,036	$2,683,654	$2,381,036

              The Company maintains certain plans and policies that will require the Company to pay compensation and provide certain benefits to Mr. Brace, Mr. Tague, Mr. Lovejoy and Ms. Moore (each individually referred to as "Executive") at, following, or in connection with their termination of employment or a change of control of the Company. The material terms and conditions relating to these payments and benefits are the same for each of these Executives, except in the case of retirement. These material terms and conditions in effect on December 31, 2007 are described below.

              All Circumstances Involving Termination of Employment Other than Termination by the Company for "Cause" or Voluntary Termination

              Under all circumstances involving termination of an Executive's employment on December 31, 2007 shown in the tables above, the Executive would have been entitled to payment of pro-rated 2007 annual incentive award under the Success Sharing Plan based on actual performance through the date of termination.

              Involuntary Termination Without "Cause" on December 31, 2007

              If the Executive's employment with the Company was involuntarily terminated without "cause" on December 31, 2007, in addition to the benefits applicable to all circumstances described above, the Executive would have been entitled to the following payments and benefits:

  •
  Payment of cash severance benefit in an amount equal to two times the sum of the Executive's base salary and target annual incentive opportunity, payable in equal installments on the normal payroll cycle over a period of two years following the date of termination;

  •
  Continuation of certain health and welfare benefits for a period of two years following the date of termination (or until the date the Executive becomes covered under a subsequent employer's medical and dental plan, if earlier);

  •
  Provision of outplacement services; and

  •
  Provision of travel benefits for a period of two years following the date of termination.

              Termination Due to Death or Disability on December 31, 2007

              If the Executive's employment with the Company was terminated due to the Executive's disability or death on December 31, 2007, in addition to the benefits applicable to all circumstances described above, the Executive or the Executive's estate (if applicable) would have been entitled to the following payments and benefits:

  •
  Immediate vesting of all outstanding and unvested stock options and shares of restricted stock that were unvested as of December 31, 2007 (options and restricted shares vested on February 1, 2008 are still considered unvested for purposes of the above estimates);

  •
  Extension of exercise period for outstanding stock options to one year from the date of termination (generally, exercise period ends three months following a termination of employment);

  •
  Provision of retiree travel benefits (in the case of death, spousal travel benefits);

  •
  In the case of disability, monthly benefits under applicable disability policies; and

  •
  In the case of death, proceeds of life insurance benefits as determined under applicable life insurance policies.

              "Change of Control" on December 31, 2007

              If a "change of control" of the Company occurred on December 31, 2007, under the MEIP, each Executive would have been entitled to the immediate vesting of all outstanding and unvested stock options and shares of restricted stock that were unvested as of December 31, 2007 (options and restricted shares vested on February 1, 2008 are still considered unvested for purposes of the above estimates). Pursuant to the terms of the MEIP, unvested restricted stock and outstanding unvested options held by all participants, including the Executives, would vest in the event of a change of control. The Executives would not have received any additional change of control benefits outside of the MEIP.

              Methodologies and Assumptions used for Calculating Other Potential Post-Employment Payments

              For purposes of quantifying the other potential post-employment payments disclosed in the foregoing tables, the Company utilized the following assumptions and methodologies:

  •
  Date of triggering event:  The date of each triggering event occurred on December 31, 2007.

  •
  Stock price:  The price of a share of Company common stock on each triggering date was $35.66, the closing market price of the Company's common stock on December 31, 2007, the last trading day of 2007.

  •
  Determination of cash severance:  Following a qualifying triggering event, each named executive officer is entitled to cash severance, which was determined as follows:

  –
  For Mr. Tilton: three times the sum of base salary and estimated target bonus of 100% of base salary (Mr. Tilton's severance multiple is two in the event Mr. Tilton incurs a qualifying termination of employment unrelated to a change of control).

  –
  For Messrs. Brace, Tague and Lovejoy and Ms. Moore: two times the sum of their respective base salaries and target incentive opportunities under the Success Sharing Plan as in effect immediately prior to termination. The target incentive opportunity for each Executive at December 31, 2007 was equal to 85% of base salary for Messrs. Brace and Tague and 60% of base salary for Mr. Lovejoy and Ms. Moore.

  •
  Value of Pro-Rated Success Sharing Payment:  Following a qualifying triggering event, each named executive officer is also entitled to payment of a pro-rated portion of the named executive officer's target incentive award opportunity for the current year under the Success Sharing Plan. Since each named executive officer is assumed to have incurred a termination of employment on the last day of the year, the applicable Success Sharing payment (in addition to the cash severance described above) would be equal to 100% of the named executive officer's 2007 target annual incentive award opportunity.

  •
  Value of stock option awards subject to vesting acceleration:  The value of each stock option award that was subject to vesting upon a triggering event was determined by multiplying the number of Shares subject to the option that were unvested as of December 31, 2007, by the excess (if any) of the closing share price of the Company's common stock at year-end (i.e., $35.66 per share) over the exercise price of the option.

  •
  Value of restricted shares subject to vesting acceleration:  The value of each restricted stock award that was subject to vesting upon a triggering event was determined by multiplying the number of Shares subject to the award that were unvested as of December 31, 2007, by the closing share price of the Company's common stock at year-end (i.e., $35.66 per share).

  •
  Value of continuation of health and welfare benefits:  The value of health and welfare benefits which are continued for a pre-defined period following certain qualifying triggering events was determined based on assumptions used for financial reporting purposes under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 106 (Employer's Accounting for Postretirement Benefits Other Than Pensions), and includes only the portion of the benefits above and beyond what is provided to all management employees.

  •
  Value of life insurance benefits:  The value of life insurance benefits is based on the terms and conditions of the applicable life insurance contract in force on December 31, 2007.

  •
  Value of retiree travel benefits:  The value of retiree travel benefits was determined by utilizing the following assumptions: (i) both the executive and the executive's spouse utilizes the retiree travel benefit for a period of 20 years, (ii) the level of usage for each year is the same as the actual usage was for the executive and the executive's spouse for 2007, and (iii) the incremental cost to the Company for providing retiree travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and the executive's spouse for 2007. On the basis of these assumptions, the Company determined the value of retiree travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive's spouse over a 20-year period using a discount rate of 6.07%.

  •
  Value of outplacement services:  The value of outplacement services is based on the senior level of the current rates the Company has negotiated with its outplacement provider.

  •
  Value of travel benefits (not retiree eligible):  The value of travel benefits which are continued for a period of two years following certain qualifying trigger events for Messrs. Brace, Lovejoy and Tague and Ms. Moore was determined utilizing the same assumptions and methods utilized to determine the value of retiree travel benefits, except that the duration of the benefit is assumed to be two years and the applicable discount rate was 3.75%.

  •
  Determination of tax gross-up on retiree and non-retiree travel benefits:  The tax gross-up on retiree and non-retiree travel benefits was determined utilizing the same three assumptions stated above under "Value of retiree travel benefits." Using these assumptions, the Company determined the value of the gross-up by calculating the present value of the executive's assumed annual tax gross-up (the executive's 2007 tax gross-up) over a twenty year period for retirees using a discount rate of 6.07% and a two year period for non-retirees using a discount rate of 3.75%.

  •
  Value of financial planning benefit:  Under his employment agreement and the Company's financial services policy, as in effect on December 31, 2007, Mr. Tilton would receive a $4,000 per year financial planning allowance following a qualifying triggering event. The value of this financial planning benefit was determined by multiplying the $4,000 per year allowance by the applicable severance multiple, which is three for a termination related to a change of control and two in the event of a qualifying termination of employment that is unrelated to a change of control.

DIRECTOR COMPENSATION

              The following table represents the amount of director compensation in 2007 for each director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(2)	Total ($)

ACTIVE DIRECTORS
Richard J. Almeida	48,000(1)	18,888	66,888
Mary K. Bush	41,000	840	41,840
Stephen R. Canale	0	1,765	1,765
W. James Farrell	59,000	3,663	62,663
Walter Isaacson	49,000	8,821	57,821
Robert D. Krebs	45,284	23,915	69,199
Robert S. Miller	39,000	1,710	40,710
James J. O'Connor	67,000	5,990	72,990
David J. Vitale	60,000	5,599	65,599
John H. Walker	49,000	16,123	65,123
Stephen A. Wallach	0	0	0
FORMER DIRECTOR
Mark A. Bathurst	0	7,239	7,239

(1) Mr. Almeida elected to defer his retainer and meeting fees earned during 2007 and received the compensation in the form of share units. Each share unit represents the economic equivalent of one share of UAL common stock, and the number of share units received was determined by dividing the fees earned by the average of the high and low sale prices of a share of the Company's common stock on the date of payment.

(2) All other compensation represents the total amounts paid to each director or former director, as applicable, as reimbursement for taxes paid in connection with the director's positive space travel on United Airlines for 2007.

              We do not pay directors who are employees of the Company additional compensation for their services as directors. To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, which we refer to as the DEIP. Under the DEIP, non-employee directors may receive as compensation periodic awards, stock compensation or cash compensation. Periodic awards are equity-based awards including options, restricted stock, stock appreciation rights and/or shares that are granted to non-employee directors from time to time at the discretion of the Board of Directors.

Equity Compensation

              Each non-employee director received a one-time grant of 10,000 shares of common stock in 2006 pursuant to the DEIP. The Company did not make any grants under the DEIP in 2007. The Board has approved a policy that each non-employee director must hold at least $100,000 in fair market value of the Company's common stock during each director's tenure on the Board.

Retainer and Meeting Fees

              For the year ended December 31, 2007, compensation for non-employee directors included the following:

    –
    annual retainer of $20,000;

    –
    $1,000 for each Board and Board committee meeting attended; and

    –
    annual retainer of $5,000 for the chairperson of certain Board committees (other than the chairman of Audit Committee and Lead Director of the Board who each receive an annual retainer of $10,000).

Deferral Options under the DEIP

              Non-employee directors may defer the receipt of some or all cash compensation through credits to a cash and/or share account established and maintained by the Company on behalf of the director. Non-employee directors may also defer the receipt of shares that would otherwise be issued under a periodic award through credits to his/her share account. Distribution from the cash and/or share accounts will be made, if in a lump sum, or will commence, if in installments, as soon as administratively practicable after January 1 of the year following the year the non-employee director terminates his/her position as a director of the Company.

Travel and Cargo Benefits

              We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, we also provide free transportation and free cargo shipment on United to our directors and their spouses and eligible dependent children. We reimburse our directors for income taxes resulting from actual use of the travel and shipment privileges. A director who retires from the Board with at least five years of Company creditable service will receive free travel and cargo benefits for life, subject to certain exceptions.

AUDIT COMMITTEE REPORT

UAL CORPORATION

UAL Corporation Audit Committee Report

To the Board of Directors of UAL Corporation:

              We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2007.

              We have discussed with Deloitte & Touche LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

              We have received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and have discussed with Deloitte & Touche LLP their independence.

              Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007.

Respectfully submitted,
David J. Vitale, Chairman Richard J. Almeida Mary K. Bush Robert S. Miller John H. Walker

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Independent Public Accountants

              Deloitte & Touche LLP was the Company's independent auditor for the fiscal year ended December 31, 2007. The Audit Committee has reappointed, subject to ratification by the stockholders, Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2008.

Audit Committee Pre-Approval Policy and Procedures

              The Audit Committee of the UAL Board of Directors adopted a policy on pre-approval of services of independent accountants in October 2002. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its auditors. The process by which this is carried out is as follows:

              For recurring services, the Audit Committee reviews and pre-approves Deloitte & Touche LLP's annual audit services and employee benefit plan audits in conjunction with the Committee's annual appointment of the outside auditors. The materials include a description of the services along with related fees. The Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the pre-approval fee thresholds are met and additional services are required prior to the next scheduled Committee meeting, pre-approvals of additional services follow the process described below.

              Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

              On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. Our Audit Committee has considered whether the 2007 non-audit services provided by Deloitte & Touche LLP are compatible with maintaining auditor independence.

Independent Accountant Fees

              The aggregate fees billed for professional services rendered by Deloitte & Touche LLP in 2007 and 2006 are as follows:

Service	2007	2006
Audit Fees	$3,419,500	$3,811,475
Audit-Related Fees	1,266,400	539,889
Tax Fees	546,005	1,000,563
All Other Fees	165,800	198,229

Total	$5,397,705	$5,550,156

              Audit Fees

              Fees for audit services related to 2007 and 2006 consist of audits of the Company's consolidated financial statements, limited reviews of the Company's consolidated quarterly financial statements, statutory audits of the Schedule of Passenger Facility Charges and statutory audits of certain subsidiaries' financial statements. The 2007 and 2006 audit fees also include the impact of the attestation work performed by Deloitte & Touche LLP related to Sarbanes-Oxley.

              Audit Related Fees

              Fees for audit-related services in 2007 consisted of audits of the maintenance operation center, employee benefit plans, the United Airlines Foundation, and Sarbanes-Oxley Act assistance. Fees for audit-related services in 2006 consisted of audits of employee benefit plans, the United Airlines Foundation and Sarbanes Oxley Act assistance.

              Tax Fees

              Fees for tax services in 2007 consisted of assistance with tax issues in certain foreign jurisdictions, tax consultation and bankruptcy tax assistance. Fees for tax services in 2006 consisted of bankruptcy tax assistance, assistance with state tax returns and assistance with tax issues in certain foreign jurisdictions.

              All Other Fees

              Fees for all other services billed in 2007 and 2006 consisted of the preparation of employee payroll tax filings and with respect to 2006, fees for an annual tax software license.

              All of the services in 2007 and 2006 under the Audit Related, Tax and All Other Fees categories above have been approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the Exchange Act.

Ratification of Appointment of Independent Public Accountants

              Subject to ratification by the stockholders, the Audit Committee has appointed Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for fiscal year 2008. Deloitte & Touche LLP has served as the Company's independent auditors since 2002. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the Annual Meeting.

              The stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as the independent public accountants for 2008. Although ratification is not required by law or the Company's bylaws, the Board is submitting the appointment to the stockholders as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and the stockholders.

The Board recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2008.

PROPOSAL NO. 3

APPROVAL OF 2008 INCENTIVE COMPENSATION PLAN

General

              On March 20, 2008, the Board of Directors approved, subject to the approval of our stockholders, the UAL Corporation 2008 Incentive Compensation Plan (which we refer to as the 2008 Plan). Our Board of Directors has approved the 2008 Plan as a flexible incentive compensation plan that would allow us to use different forms of compensation awards to attract, retain and reward eligible participants under the 2008 Plan and strengthen the mutuality of interests between management and our stockholders. The purpose of the 2008 Plan would be to promote the interests of the Company and our stockholders by (i) attracting, retaining and rewarding exceptional officers and employees (including prospective officers and employees) and (ii) enabling such individuals to participate in our long-term growth and financial success. The 2008 Plan is intended to replace the UAL Corporation 2006 Management Equity Incentive Plan (which we refer to as the MEIP), which would be automatically terminated with respect to future grants and otherwise replaced and superseded by the 2008 Plan on the date on which the 2008 Plan is approved by our stockholders. Any awards granted under the MEIP would remain in effect pursuant to their terms.

The Board of Directors Recommends a Vote FOR this Proposal

Summary of the Plan

              Set forth below is a summary of the 2008 Plan, which is qualified in its entirety by the specific language of the 2008 Plan, a copy of which is attached to this proxy statement as Appendix A.

              Types of Awards.    The 2008 Plan would provide for the grant of options intended to qualify as incentive stock options, or ISOs, under Section 422 of the Code, nonqualified stock options, or NSOs, stock appreciation rights, or SARs, restricted share awards, restricted stock units, or RSUs, performance compensation awards, performance units, cash incentive awards and other equity-based and equity-related awards.

              Plan Administration.    The 2008 Plan would be administered by the Human Resources Subcommittee of our Board of Directors or such other committee our Board designates to administer the 2008 Plan (the "Committee"). Subject to the terms of the 2008 Plan and applicable law, the Committee would have sole authority to administer the 2008 Plan, including, but not limited to, the authority to (1) designate plan participants, (2) determine the type or types of awards to be granted to a participant, (3) determine the number of shares of our common stock to be covered by awards, (4) determine the terms and conditions of awards, (5) determine the vesting schedules of awards and, if certain performance criteria were required to be attained in order for an award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (6) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the 2008 Plan, (7) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the 2008 Plan, (8) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards, and (9) make any other determination and take any other action that the Committee deemed necessary or desirable for the administration of the 2008 Plan.

              Shares Available For Awards.    Subject to adjustment for changes in capitalization, the aggregate number of shares of our common stock that would be available for delivery pursuant to awards granted under the 2008 Plan would be equal to (1) 8,000,000 plus (2) the shares of our common stock that remain available under the MEIP, including shares of our common stock with respect to awards granted under the MEIP that are forfeited following the date that the 2008 Plan is approved by our stockholders. As of April 14, 2008, a total of 417,917 shares remained available for future awards under the MEIP. This number excludes 4,254,977 shares that were subject to outstanding options granted under the MEIP, 1,439,737 restricted shares and 2,000 restricted stock units that were outstanding under the MEIP as of that date. On April 14, 2008, the closing price of our common stock in consolidated trading on the NASDAQ was $23.61 per share. Subject to adjustment for changes in capitalization, (1) each share with respect to which an option or stock-settled SAR is granted under the 2008 Plan would reduce the aggregate number of shares that may be delivered under the 2008 Plan by one share, and (B) each share with respect to which any other award denominated in shares is granted under the 2008 Plan would reduce the aggregate number of shares that may be delivered under the 2008 Plan by 1.5 shares. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised would be counted as one share against the aggregate number of shares available under the 2008 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR. Of the shares of our common stock available for awards under the 2008 Plan, the maximum number of shares that would be permitted to be delivered pursuant to ISOs granted under the 2008 Plan would be 2,000,000.

              If an award granted under the 2008 Plan were forfeited, or otherwise expired, terminated or were cancelled without the delivery of shares or were settled in cash, then the shares covered by such award would again be available to be delivered pursuant to awards under the 2008 Plan. However, shares that were surrendered or tendered to us in payment of the exercise price of an award or any taxes required to be withheld in respect of an award would not become available to be delivered pursuant to awards under the 2008 Plan. Subject to adjustment for changes in capitalization, the maximum number of shares of our common stock that would be available to be granted pursuant to awards to any participant in the 2008 Plan in any fiscal year would be 500,000. In the case of awards settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that would be permitted to be paid pursuant to awards granted to any participant in the 2008 Plan in any fiscal year would be equal to the per share fair market value as of the relevant vesting, payment or settlement date, multiplied by the maximum number of shares which could be granted, as described above. The maximum aggregate amount of cash and other property (valued at fair market value) that would be permitted to be paid or delivered pursuant to awards under the 2008 Plan, the value of which is not determined by reference to the fair market value of our shares, to any participant in any fiscal year would be $5,000,000.

              Changes in Capitalization.    In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constituted an "equity restructuring" within the meaning of Statement of Financial Accounting Standards No. 123R affecting the shares of our common stock, the Committee would make adjustments and other substitutions to awards under the 2008 Plan in the manner it determined to be appropriate or desirable. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of our common stock or other similar corporate transactions, the Committee in its discretion would be permitted to make such adjustments and other substitutions to the 2008 Plan and awards under the 2008 Plan as it deemed appropriate or desirable.

              Rollover Awards.    The Committee would be permitted to grant awards in assumption of, or in substitution for, outstanding awards previously granted by us or any of our affiliates or a company that we acquired or with which we combined, provided that in no event could any rollover awards be granted in a manner that would violate the prohibitions on repricing of options and SARs as set forth in the 2008 Plan. Any shares issued by us through the assumption of or substitution for outstanding awards granted by a company that we acquired would not reduce the aggregate number of shares of our common stock available for awards under the 2008 Plan, except that awards issued in substitution for ISOs would reduce the number of shares of our common stock available for ISOs under the 2008 Plan.

              Source of Shares.    Any shares of our common stock issued under the 2008 Plan would consist, in whole or in part, of authorized and unissued shares or of treasury shares.

              Eligible Participants.    Any officer or employee (including any prospective officer or employee) of us or our affiliates would be eligible to participate in the 2008 Plan. Based on our past practice of granting equity-based awards, we currently expect that awards would be generally limited to approximately 450 of our employees. However, in the future, we may decide to grant equity-based awards to a broader group of employees.

              Stock Options.    The Committee would be permitted to grant both ISOs and NSOs under the 2008 Plan. The exercise price for options would not be less than the fair market value (as defined in the 2008 Plan) of common stock on the grant date. The Committee would not reprice any option granted under the 2008 Plan without the approval of our stockholders. All options granted under the 2008 Plan would be NSOs unless the applicable award agreement expressly stated that the option was intended to be an ISO. Under the proposed 2008 Plan, all ISOs and NSOs would be intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

              Options would vest and become exercisable as set forth in the applicable award agreement. Provisions regarding the exercisability of options following termination of employment, other than as a result of death or disability, would be as set forth in the applicable award agreement. In the event of a termination of a participant's employment due to death or disability (as defined in the 2008 Plan), unvested options would immediately vest and all options held by the participant would remain exercisable for 12 months following termination of employment. Notwithstanding any provision in the 2008 Plan, in no event would an option be exercisable more than ten years after its grant date. The exercise price would be permitted to be paid with cash (or its equivalent) or, in the sole discretion of the Committee, with previously acquired shares of our common stock or through delivery of irrevocable instructions to a broker to sell our common stock otherwise deliverable upon the exercise of the option (provided that there was a public market for our common stock at such time), or, in the sole discretion of the Committee, a combination of any of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares so tendered to us as of the date of such tender, together with any shares withheld by us in respect of taxes relating to an option, was at least equal to such aggregate exercise price.

              Stock Appreciation Rights.    The Committee would be permitted to grant SARs under the 2008 Plan. The exercise price for SARs would not be less than the fair market value (as defined in the 2008 Plan) of our common stock on the grant date. The Committee would not reprice any SAR granted under the 2008 Plan without the approval of our stockholders. Upon exercise of a SAR, the holder would receive cash, shares of our common stock, other securities, other awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of our common stock on the date of exercise of the SAR over the exercise price of the SAR. Under the 2008 Plan, all SARs would be intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Subject to the provisions of the 2008 Plan and the applicable award agreement, the Committee would determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR. Provisions regarding the exercisability of SARs following termination of employment, other than as a result of death or disability, would be as set forth in the applicable award agreement. In the event of termination of a participant's employment due to death or disability (as defined in the 2008 Plan), unvested SARs would immediately vest and all SARs held by the participant would remain exercisable for 12 months following termination. Notwithstanding any provision in the 2008 Plan, in no event would a SAR be exercisable more than ten years after its grant date.

              Restricted Shares and Restricted Stock Units.    Subject to the provisions of the 2008 Plan, the Committee would be permitted to grant restricted shares and RSUs. Restricted shares and RSUs would not be permitted to be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the 2008 Plan or the applicable award agreement, except that the Committee could determine that restricted shares and RSUs would be permitted to be transferred by the participant to family members for no consideration. Restricted shares could be evidenced in such manner as the Committee would determine.

              An RSU would be granted with respect to one share of common stock or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU could be paid in cash, shares of our common stock, other securities, other awards or other property, as determined by the Committee, or in accordance with the applicable award agreement. In connection with each grant of restricted shares, except as provided in the applicable award agreement, the holder would be entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such restricted shares. The Committee would be permitted to, on such terms and conditions as it might determine, provide a participant who holds RSUs with dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property. If a restricted share or RSU were intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the requirements described below with respect to "Performance Compensation Awards" would be required to be satisfied in order for such restricted share or RSU to be granted or vest. In the event of termination of a participant's employment due to death or disability (as defined in the 2008 Plan), unvested restricted shares and RSUs subject to time-based vesting restrictions would immediately vest.

              Performance Units.    Subject to the provisions of the 2008 Plan, the Committee would be permitted to grant performance units to participants. Performance units would be awards with an initial value established by the Committee (or that was determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee would set performance goals that, depending on the extent to which they were met during a specified performance period, would determine the number and/or value of performance units that would be paid out to the participant. The Committee, in its sole discretion, would be permitted to pay earned performance units in the form of cash, shares of our common stock or any combination thereof that would have an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the Committee with respect to the form and timing of payout of performance units would be set forth in the applicable award agreement. The Committee would be permitted to, on such terms and conditions as it might determine, provide a participant who held performance units with dividends or dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property. If a performance unit were intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the requirements below described with respect to "Performance Compensation Awards" would be required to be satisfied.

              Cash Incentive Awards.    Subject to the provisions of the 2008 Plan, the Committee would be permitted to grant cash incentive awards payable upon the attainment of performance goals. If a cash incentive award were intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the requirements described below with respect to "Performance Compensation Awards" would be required to be satisfied.

              Other Stock-Based Awards.    Subject to the provisions of the 2008 Plan, the Committee would be permitted to grant to participants other equity-based or equity-related compensation awards, including vested stock. The Committee would be permitted to determine the amounts and terms and conditions of any such awards. If such an award were intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the requirements described below with respect to "Performance Compensation Awards" would be required to be satisfied.

              Performance Compensation Awards.    The Committee would be permitted to designate any award granted under the 2008 Plan (other than options and SARs) as a performance compensation award in order to qualify such award as "performance-based compensation" under Section 162(m) of the Code. Awards designated as performance compensation awards would be subject to the following additional requirements:

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  Recipients of Performance Compensation Awards.    The Committee would, in its sole discretion, designate within the first 90 days of a performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the participants who would be eligible to receive performance compensation awards in respect of such performance period. The Committee would also determine the length of performance periods, the types of awards to be issued, the performance criteria that would be used to establish the performance goals, the kinds and levels of performance goals and any performance formula used to determine whether a performance compensation award had been earned for the performance period.

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  Performance Criteria Applicable to Performance Compensation Awards.    The performance criteria would be limited to the following: (1) net income before or after taxes, (2) earnings before interest, taxes, depreciation and amortization, (3) earnings before interest, taxes, depreciation, amortization and rent, (4) operating income, (5) earnings per share, (6) return on shareholders' equity, (7) return on investment or capital, (8) return on assets, (9) net operating profit, (10) share price, (11) profitability/profit margins, (12) market share (in the aggregate or by segment), (13) net revenues or sales (in the aggregate or by segment) (based on units and/or dollars), (14) costs, (15) cash flow, (16) cost per available seat mile (CASM), (17) CASM ex-fuel or (18) economic value added. These performance criteria would be permitted to be applied on an absolute basis or be relative to one or more peer companies or indices or any combination thereof. The performance goals and periods could vary from participant to participant and from time to time. To the extent required under Section 162(m) of the Code, the Committee would, within the first 90 days of the applicable performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the performance criteria it selected to use for the performance period.

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  Modification of Performance Goals.    The Committee would be permitted to adjust or modify the calculation of performance goals for a performance period in the event of, in anticipation of, or in recognition of, any unusual or extraordinary corporate item, transaction, event or development or any other unusual or nonrecurring events affecting us, any of our affiliates, subsidiaries, divisions or operating units (to the extent applicable to such performance goal) or our financial statements or the financial statements of any of our affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions, so long as that adjustment or modification did not cause the performance compensation award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

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  Requirements to Receive Payment for 162(m) Awards.    Except as otherwise permitted by Section 162(m) of the Code, in order to be eligible for payment in respect of a performance compensation award for a particular performance period, participants would be required to be employed by us on the last day of the performance period, the performance goals for such period would be required to be satisfied and certified by the Committee and the performance formula would be required to determine that all or some portion of the performance compensation award had been earned for such period.

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  Negative Discretion.    The Committee would be permitted to, in its sole discretion, reduce or eliminate the amount of a performance compensation award earned in a particular performance period, even if applicable performance goals had been attained.

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  Limitations on Committee Discretion.    Except as otherwise permitted by Section 162(m) of the Code, in no event could any discretionary authority granted to the Committee under the 2008 Plan be used to grant or provide payment in respect of performance compensation awards for which performance goals had not been attained, increase a performance compensation award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase a performance compensation award above the maximum amount payable under the underlying award.

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  Form of Payment.    Performance compensation awards (other than restricted shares, RSUs and other stock-based awards) would be payable in cash or in restricted stock, RSUs or fully vested shares of equivalent value and would be paid on the terms determined by the Committee in its discretion. Any shares of restricted stock or RSUs would be subject to the terms of the 2008 Plan or any successor equity compensation plan and any applicable award agreement. The number of shares of restricted stock, RSUs or fully vested shares that is equivalent in value to a particular dollar amount would be determined in accordance with a methodology specified by the Committee within the first 90 days of a plan year (or, if shorter, the maximum period allowed under Section 162(m) of the Code).

              Amendment and Termination of the 2008 Plan.    Subject to any applicable law or government regulation, to any requirement that must be satisfied if the 2008 Plan were intended to be a stockholder approved plan for purposes of Section 162(m) of the Code and to the rules of the NASDAQ, the 2008 Plan would be permitted to be amended, modified or terminated by our Board of Directors without the approval of our stockholders, except that stockholder approval would be required for any amendment that would (i) increase the maximum number of shares of our common stock available for awards under the 2008 Plan or increase the maximum number of shares of our common stock that could be delivered pursuant to ISOs granted under the 2008 Plan or (ii) change the class of employees eligible to participate in the 2008 Plan. No modification, amendment or termination of the 2008 Plan that was adverse to a participant would be effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable award agreement.

              The Committee would be permitted to waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable award agreement or in the 2008 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant to any award previously granted would not to that extent be effective without the consent of the affected participant.

              The Committee would be authorized to make adjustments in the terms and conditions of awards in the event of any unusual or nonrecurring corporate event (including the occurrence of a change of control of us) affecting us, any of our affiliates or our financial statements or the financial statements of any of our affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law whenever the Committee, in its discretion, determined that those adjustments were appropriate or desirable, including providing for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event and, in its discretion, the Committee would be permitted to provide for a cash payment to the holder of an award in consideration for the cancellation of such award.

              Change of Control.    The 2008 Plan would provide that, unless otherwise provided in an award agreement, in the event of a change of control of the Company (as defined in the 2008 Plan):

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  any options and SARs outstanding as of the date the change of control was determined to have occurred would become fully exercisable and vested, as of immediately prior to the change of control;

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  all performance units, cash incentive awards and other awards designated as performance compensation awards would be paid out at the "target" performance level on a prorated basis based on the number of days elapsed from the beginning of the performance period up to and including the change of control; and

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  all other outstanding awards would automatically be deemed exercisable or vested and all restrictions and forfeiture provisions related thereto would lapse as of immediately prior to such change of control.

              Transferability of Awards.    Awards generally would not be transferable, except by will and the laws of descent and distribution, provided that, unless prohibited by the applicable award agreement, awards could be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered "family members" within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933. In no event could any award be transferred to any third party in exchange for value unless such transfer were specifically approved by our stockholders.

              Term of the 2008 Plan.    No award would be permitted to be granted under the 2008 Plan after the tenth anniversary of the date the 2008 Plan was approved by our stockholders.

Certain Federal Tax Aspects of the 2008 Plan

              The following summary describes the federal income tax treatment associated with options awarded under the 2008 Plan. The summary is based on the law as in effect on March 31, 2008. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

              Incentive Stock Options.    Neither the grant nor the exercise of an ISO results in taxable income to the optionee for regular federal income tax purposes. However, an amount equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the ISO is being exercised will count as "alternative minimum taxable income" which, depending on the particular facts, could result in liability for the "alternative minimum tax" or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss would be treated for tax purposes as a long-term capital gain or loss and (b) UAL would not be permitted to take a deduction with respect to that ISO for federal income tax purposes.

              If shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee would realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant's aggregate tax basis in the shares (generally, the exercise price). A deduction would be available to UAL equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee would be taxed as short-term or long-term capital gain and would not result in any deduction by UAL. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

              Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering shares, or if the shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NSOs, except that special rules apply in the case of disability or death. An individual's stock options otherwise qualifying as ISOs will be treated for tax purposes as NSOs (not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

              Nonqualified Stock Options.    An NSO (that is, a stock option that does not qualify as an ISO) would result in no taxable income to the optionee or deduction to UAL at the time it is granted. An optionee exercising an NSO would, at that time, realize taxable compensation equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. This taxable income would also constitute "wages" subject to withholding and employment taxes. A corresponding deduction would be available to UAL. The foregoing summary assumes that the shares acquired upon exercise of an NSO option are not subject to a substantial risk of forfeiture.

              Section 162(m).    Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our three other most highly compensated executive officers (excluding our Chief Financial Officer) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m) of the Code. Certain performance-based awards under plans approved by shareholders are not subject to the deduction limit. Stock options that would be awarded under the 2008 Plan are intended to be eligible for this performance-based exception.

              Section 409A.    Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of an amount equal to 20% of the deferred amount, and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to "deferred compensation" for this purpose unless they involve additional deferral features. Stock options awarded under the 2008 Plan are intended to be eligible for this exception.

Securities Authorized for Issuance Under Equity Compensation Plans

              The following table provides information about equity-based awards outstanding and shares of common stock available for future awards under all of our equity compensation plans as of December 31, 2007.

Equity Compensation Plan Information

	(a)	(b)	(c)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	4,150,093(1)	$35.66	728,237(2)
Equity compensation plans not approved by security holders	—	—	—

Total(3)	4,150,093	$35.66	728,237

(1) The weighted-average remaining contractual life of the outstanding options is 8.2 years.

(2) Includes 73,771 shares available under the DEIP and 654,466 shares that remain available for future issuance under the MEIP. If our stockholders approve the 2008 Plan at the Annual Meeting, the MEIP will automatically be terminated with respect to future grants and otherwise replaced and superseded by the 2008 Plan, and no further grants will be made under the MEIP. Instead, all shares of our common stock that remain available for issuance under the MEIP as of the date that the 2008 Plan is approved by the stockholders would be available under the 2008 Plan.

(3) In addition to the amounts in the above table the Company has issued 2,017,989 restricted shares that were not vested as of December 31, 2007. Nonvested, restricted shares are included in outstanding shares at December 31, 2007 and included in the number of dilutive shares outstanding for purposes of computing dilutive earnings per share.

The Board recommends a vote FOR the approval of the 2008 Incentive Compensation Plan.

STOCKHOLDER PROPOSALS

Proposal No. 4 Stockholder Proposal on Advisory Vote on Executive Compensation

              Greg Davidowitch, President, United Master Executive Council of the Association of Flight Attendants, 100 E. Roe Boulevard, Patchogue, New York 11772, owner of 406 shares of UAL Corporation common stock, proposes the following:

Proposal

    Resolved: The shareholders of UAL Corporation request that the Board of Directors adopt a policy that shareholders will be given the opportunity at each annual meeting of shareholders to vote on an advisory resolution, to be proposed by Company's management, to approve or disapprove the compensation of the named executive officers disclosed in the Summary Compensation Table of the proxy statement. The Board should provide appropriate disclosures to ensure that shareholders understand that the vote is advisory and will neither abrogate any employment agreement nor affect any compensation already paid or awarded.

Supporting Statement

              Existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide shareholders with adequate means for communicating their views on senior executive compensation to boards of directors. In contrast, in the United Kingdom, shareholders of public companies are permitted to cast an advisory vote on the "directors' remuneration report," which discloses executive compensation. Such a vote is not binding, but it gives shareholders an opportunity to communicate views in a manner that could influence senior executive compensation.

              "Say on Pay" in the U.K. serves a constructive purpose. A study by the Yale School of Management found that the resulting dialogue between boards and shareholders appeared to moderate pay increases, enhance the ability of compensation committees to stand up to insider pressures, and add legitimacy to the executive compensation process. (See Stephen Davis, "Does 'Say on Pay' Work?" Millstein Center for Corporate Governance and Performance, Yale, 2007)

              U.S. stock exchange listing standards currently require shareholder approval of equity-based compensation plans. However, those plans give compensation committees broad discretion in making awards and establishing performance thresholds. Also, the performance criteria submitted for shareholder approval are generally stated in broad terms that do not effectively constrain compensation.

              Under the circumstances shareholders do not have an adequate mechanism for providing feedback with respect to the application of those general criteria to individual pay packages. (See Lucian Bebchuk & Jesse Fried, Pay Without Performance 49 (2004)). While withholding votes from compensation committee members who stand for reelection is an option, that course is a blunt and insufficient instrument for registering dissatisfaction with the way compensation committees have administered compensation plans and policies.

              "Say on Pay" is appropriate at UAL. In 2006, UAL's CEO compensation alone exceeded $39.7 million in a year the company emerged from bankruptcy and employees acquiesced to painful cuts. Such a pay package was excessive in light of company performance and the potential impact of that compensation on the morale of the workforce.

              I urge UAL's board to allow shareholders to express their opinion about senior executive compensation by establishing an annual shareholder "Say on Pay." Results of such a vote would provide our Board with useful information about whether shareholders view the company's senior executive compensation, as reported each year in the proxy statement, to be appropriate.

The Board of Directors recommends a vote AGAINST this proposal

              The Board of Directors does not believe that an advisory vote on executive compensation is in the best interest of the stockholders and recommends a vote against this proposal for the following reasons.

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  An advisory vote would not result in any incremental benefit to stockholders, and could impair the Company's ability to attract and retain talented executives. The Board is focused on good corporate governance and is always open to exploring new governance practices that would benefit its stockholders, whether or not required by the SEC rules or stock exchange listing standards. An advisory vote on executive compensation would not, however, enhance the Company's governance practices or improve accountability to stockholders. A yes or no vote on the compensation reported in the Summary Compensation Table would not provide the Board with any substantive information regarding stockholder concerns. In addition, advisory votes are not recognized as a matter of state statutory law and have no legal consequence on any compensation arrangements.

  In addition, the adoption of an advisory vote may likely put the Company at a competitive disadvantage with respect to its peers. Very few companies have adopted this type of policy, and it may be viewed negatively by executives. The ability to attract and retain talented senior leaders is critical to the Company's success, and the adoption of an advisory vote could negatively impact the Company's ability to attract and retain key executives.

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  Stockholders already have more effective mechanisms for communicating their concerns with the Board. An advisory vote is not the best mechanism for stockholders to communicate their concerns regarding executive compensation to the Board. Executive compensation programs are very complex and are influenced by a wide variety of factors. A vote to simply approve or disapprove the compensation amounts disclosed in the Summary Compensation Table provides no meaningful insight into the areas of the compensation program that concern stockholders.

  Stockholders can more adequately convey their concerns to the Board directly through the established communication process described in detail above under "Corporate Governance—Communications with the Board." Under this process, stockholders can contact the Board directly on a named or anonymous basis. In light of the Company's extensive compensation related disclosures pursuant to the SEC rules, stockholders should be well poised to evaluate compensation practices and communicate directly to the Board if they have any specific questions or concerns. This is a better avenue for stockholders to voice their concerns, and enables the Board to better understand and respond to such concerns.

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  Compensation should be based on the informed judgment of an independent committee of the Board. Good corporate governance demands that companies establish an independent committee of the board to oversee executive compensation. The responsibility for determining appropriate levels of compensation properly resides with the Human Resources Subcommittee, which is comprised solely of independent directors. The Subcommittee is educated on and carefully considers strategic and financial objectives, Company and individual performance and market data. The Subcommittee has also retained a highly knowledgeable and qualified external independent compensation consultant to provide advice on appropriate compensation variables and levels. The Board believes that this is the best process for designing a fair and competitive compensation program.

  •
  Our compensation practices and programs are designed to serve the best interests of our stockholders. As described in the Compensation Discussion and Analysis, the Subcommittee strives to create an executive compensation program that (i) supports the Company's business strategy and objectives, (ii) drives the creation of stockholder value and (iii) attracts, retains and appropriately rewards executives. The Subcommittee is focused on balancing the competing objectives of retaining top caliber talent and aligning compensation with stockholder returns. A substantial portion of our executives' compensation is performance based and directly related to the financial growth of the Company and the creation of stockholder value. Approximately 96% of the CEO compensation reported in the Summary Compensation Table for 2006 was variable (or at-risk) (e.g., tied to the Company's performance). The Company's existing compensation programs adequately align the interests of executives and stockholders, and strike the critical balance that is necessary for the Company to drive stockholder value and remain competitive in the marketplace.

              The Board believes that the existing compensation programs are designed through a fair and thorough process with stockholder interests in mind. Furthermore, the Company's compensation programs are transparent and provide stockholders with in-depth information about executive compensation and adequate channels to communicate any concerns regarding compensation or other issues to the Board. The Board does not believe that an advisory vote on compensation would improve communication with stockholders, and could limit the Subcommittee's ability to attract and retain exceptional senior leaders who will create long-term value for our stockholders.

The Board recommends a vote AGAINST this proposal.

Proposal No. 5 Stockholder Proposal on Charitable Contributions Report

              National Legal and Policy Center, 107 Park Washington Court, Falls Church, Virginia 22046, owner of 110 shares of UAL Corporation common stock, proposes the following:

Proposal

    Resolved: The shareholders request that UAL Corporation provide a report updated semi-annually, omitting proprietary information and at reasonable cost, disclosing the Company's:

    1.
    Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

    2.
    Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organizations;

    3.
    Rationale for each of the charitable contributions.

    To the extent reasonable and permissible, the report may include the type of information requested above for charities controlled or managed by the Company, including the United Airlines Foundation.

    This report may be posted on the company's website to reduce costs to shareholders.

Supporting Statement

              United's assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company's rationale for charitable contributions should be disclosed to shareholders.

              Company executives exercise wide discretion over the use of corporate assets for charitable purposes. Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

              Current disclosure is insufficient to allow the Company's Board and its shareholders to fully evaluate the charitable use of corporate assets, especially for controversial causes.

              Details of contributions only sometimes become known when publicized by recipients. Purported Company contributions to the Rainbow/PUSH coalition, in 2005, 2006 and 2007 were disclosed in Rainbow/PUSH conference programs.

              The Company has laid off thousands of employees, but keeps Jesse Jackson? Shareholders have a right to know why.

The Board of Directors recommends a vote AGAINST this proposal

              United is committed to supporting the communities in which we live and work. The Company's goal is to make the world a better place to live, work, travel and do business through its community support and charitable giving. The Company provides stockholders with information on its charitable contributions and the activities of the United Airlines Foundation through its website, united.com. In the first quarter of 2008, the Company created a separate corporate responsibility webpage, which can be accessed at www.united.com by following the links "About United—Corporate responsibility." The corporate responsibility section of the website includes a description of the Company's commitment to community support and focus on certain areas. The website also includes guidelines for applicants seeking to receive monetary or non-monetary contributions from the Company or the United Airlines Foundation.

              The corporate responsibility site includes a list of the organizations to which the Company and the United Airlines Foundation contribute and with which they have established a relationship. The rationale for specific contributions is based on the guidelines provided on the website, and grant requests are assessed and evaluated against these guidelines. The United Airlines Foundation is a 501(c)(3) organized entity, and its monetary contributions are audited annually and made publicly available through the Foundation's federal tax return on Form 990. The Company, however, does not disclose proprietary information about specific contributions at the Company level. The Company believes it would be inappropriate to share the amounts awarded to individual organizations, and that this information is unnecessary as the material information regarding our community support is already disclosed.

              In addition to making this information available to stockholders, the Public Responsibility Committee of the Board of Directors annually reviews the Company's policies on charitable giving and contributions made during the year. The United Airlines Foundation also has a Board of Directors that meets to review and approve Foundation donations. The appropriate oversight and accountability ensures responsible use of corporate assets.

              The Board of Directors believes that the Company currently provides, through the corporate responsibility website, the material information regarding charitable contributions and sufficient disclosure for stockholders to understand and evaluate the charitable use of corporate assets. The website is updated promptly to reflect any changes or new developments, providing real-time information to investors. The report requested by this proposal would unduly burden the Company to generate a report that would be largely duplicative of information the Company already provides.

The Board recommends a vote AGAINST this proposal.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

              If a stockholder of record wishes to submit a proposal for inclusion in next year's proxy statement, the proposal must be received by us no later than December 29, 2008 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to Paul R. Lovejoy, Senior Vice President, General Counsel and Secretary, UAL Corporation—HDQLD, 77 W. Wacker Drive, Chicago, Illinois 60601.

              Additionally, we must receive notice of any stockholder proposal to be submitted at next year's annual meeting of stockholders (but not required to be included in the related proxy statement) by February 12, 2009, or such proposal will be considered untimely pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

              To propose business or nominate a director at the 2009 annual meeting, proper notice must be submitted by a stockholder of record no later than February 12, 2009 in accordance with our Bylaws. The notice must contain the information required by the Bylaws. No business proposed by a stockholder can be transacted at the annual meeting, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Bylaws. If we do not receive notice of any other matter that you wish to raise at the annual meeting in 2009 on or before February 12, 2009, our Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.

ANNUAL REPORT

              A copy of our Annual Report for the year ended December 31, 2007, has been made available to you on or about April 28, 2008 with this Proxy Statement and is available at http://www.envisionreports.com/uaua. Additional copies of the Annual Report and this Notice of Annual Meeting and Proxy Statement, and accompanying proxy card may be obtained from our Corporate Secretary at UAL Corporation, 77 W. Wacker Drive, Chicago, Illinois 60601.

              COPIES OF OUR FORM 10-K FILED WITH THE SEC MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO UAL CORPORATION, C/O THE CORPORATE SECRETARY'S OFFICE—HDQLD, 77 W. WACKER DRIVE, CHICAGO, ILLINOIS 60601. YOU CAN ALSO OBTAIN A COPY OF OUR FORM 10-K AND OTHER PERIODIC FILINGS AT THE COMPANY'S WEBSITE OR FROM THE SEC'S EDGAR DATABASE AT WWW.SEC.GOV.

OTHER BUSINESS

              Management knows of no other matters to be brought before the Annual Meeting. It is the case, however, that the enclosed proxy card grants the persons named in the proxy card the authority to vote on all other matters properly presented at the Annual Meeting in accordance with their best judgment.

Appendix A

UAL CORPORATION

2008 INCENTIVE COMPENSATION PLAN

1.
Purpose

              The purpose of this UAL Corporation 2008 Incentive Compensation Plan (the "Plan") is to promote the interests of UAL Corporation and its stockholders by (a) attracting, retaining and rewarding exceptional officers and employees (including prospective officers and employees) of the Company (as defined below) and its Affiliates (as defined below) and (b) enabling such individuals to participate in the long-term growth and financial success of the Company. This Plan is intended to replace the UAL Corporation 2006 Management Equity Incentive Plan, as amended (the "Prior Plan"), which Prior Plan shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company's stockholders, except that any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

2.
Definitions

              As used herein, the following terms shall have the meanings set forth below:

    (a)
    "Affiliate" means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

    (b)
    "Award" means any award that is permitted under Section 6 and granted under the Plan.

    (c)
    "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.

    (d)
    "Board" means the Board of Directors of the Company.

    (e)
    "Cash Incentive Award" means an Award (i) that is granted pursuant to Section 6(g), (ii) that is settled in cash and (iii) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of Shares.

    (f)
    "Change of Control" shall (i) have the meaning set forth in an Award Agreement or (ii) if there is no definition set forth in an Award Agreement, mean the first of the following events to occur:

    (A)
    there is consummated a merger or consolidation to which the Company or any Subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

    (B)
    the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities of the Company representing 25% or more of the total combined voting power of the Company's then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of Control: (1) any acquisition by the Company or any of its Subsidiaries, (2) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company, (3) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (5) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (A) above, does not constitute a Change of Control;

      (C)
      there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale;

      (D)
      the stockholders of the Company approve any plan or proposal for the liquidation of the Company;

      (E)
      the occurrence within any 24-month or shorter period of a change in the composition of the Board such that the "Continuity Directors" cease for any reason to constitute at least a majority of the Board. For purposes of this subparagraph, "Continuity Directors" means (1) those members of the Board who were directors on the date hereof and (2) those members of the Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed; or

      (F)
      such other event or transaction as the Board shall determine constitutes a Change of Control.

    (g)
    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

    (h)
    "Committee" means the Human Resources Subcommittee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

    (i)
    "Company" means UAL Corporation, a corporation organized under the laws of Delaware, together with any successor thereto.

    (j)
    "Disability" means disability of a Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the

      Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(ii) of the Code by a Participant's disability, such term shall mean that the Participant is considered "disabled" within the meaning of Section 409A of the Code.

    (k)
    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

    (l)
    "Exercise Price" means (i) in the case of Options, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (ii) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant.

    (m)
    "Fair Market Value" means, except as otherwise provided in the applicable Award Agreement, (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to the Shares, as of any date, (A) the closing per share sales price of the Shares (1) as reported by the NASDAQ for such date or (2) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (1) and (2), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (B) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

    (n)
    "Incentive Stock Option" means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

    (o)
    "Independent Director" means a member of the Board (i) who is neither an employee of the Company nor an employee of any Affiliate, and (ii) who, at the time of acting, is a "Non-Employee Director" under Rule 16b-3.

    (p)
    "IRS" means the Internal Revenue Service or any successor thereto and includes the staff thereof.

    (q)
    "NASDAQ" means the National Association of Securities Dealers Automated Quotations.

    (r)
    "Nonqualified Stock Option" means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is not an Incentive Stock Option.

    (s)
    "Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

    (t)
    "Participant" means any officer or employee (including any prospective officer or employee) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Rollover Award pursuant to Section 4(c).

    (u)
    "Performance Compensation Award" means an Award (other than an Option or SAR) that (i) is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, (ii) is designated as a Performance Compensation Award by the Committee and (iii) is granted to a Participant pursuant to Section 6(e) of the Plan.

    (v)
    "Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award, Performance Unit or Cash Incentive Award under the Plan.

    (w)
    "Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award, Performance Unit or Cash Incentive Award of a particular Participant, whether all, some portion but less than all, or none of such Award has been earned for the Performance Period.

    (x)
    "Performance Goal" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

    (y)
    "Performance Period" means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award, Performance Unit or Cash Incentive Award.

    (z)
    "Performance Unit" means an Award under Section 6(f) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

    (aa)
    "Person" means a "person" as such term is used in Section 13(d) of the Exchange Act.

    (bb)
    "Plan" shall have the meaning specified in Section 1.

    (cc)
    "Prior Plan" shall have the meaning specified in Section 1.

    (dd)
    "Restricted Share" means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

    (ee)
    "Rollover Awards" shall have the meaning specified in Section 4(c).

    (ff)
    "RSU" means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

    (gg)
    "Rule 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

    (hh)
    "SAR" means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

    (ii)
    "SEC" means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

    (jj)
    "Shares" means shares of common stock of the Company, par value $0.01 per share, or such other securities of the Company (i) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

    (kk)
    "Subsidiary" means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

    (ll)
    "Termination of Employment" means a complete severance of an employee's relationship with the Company and all Affiliates for any reason; provided, however, that if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(i) of the Code by a Participant's separation from service, such term shall mean that the Participant has experienced a "separation from service" within the meaning of Section 409A of the Code.

    (mm)
    "Treasury Regulations" means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

3.
Administration

  (a)
  Composition of Committee.    The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the NASDAQ and Rule 16b-3 and to satisfy any applicable requirements of Section 162(m) of the Code and any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall (i) qualify as "outside directors" under Section 162(m) of the Code and (ii) meet the independence requirements of the NASDAQ. Notwithstanding the foregoing, in no event shall any action taken by the Committee be considered void or be considered an act in contravention of the terms of the Plan solely as a result of the failure by one or more members of the Committee to satisfy the requirements set forth in clause (i) or (ii) of the immediately preceding sentence.

  (b)
  Authority of Committee.    Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated; provided, however, that in no event may any Award be amended or any replacement Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b), and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (c)
    Committee Decisions.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

    (d)
    Indemnification.    No member of the Board, the Committee or any employee of the Company (each such person, a "Covered Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Restated Certificate of Incorporation or Restated Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Restated Certificate of Incorporation or Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

    (e)
    Delegation of Authority to Senior Officers.    The Committee may delegate, on such terms and conditions as it determines in its sole and plenary discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act) and employees of the Company and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act) or employee) and all necessary and appropriate decisions and determinations with respect thereto.

4.
Shares Available for Awards; Cash Payable Pursuant to Awards

  (a)
  Shares and Cash Available.    Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to (i) 8,000,000 plus (ii) any Shares that remain available under the Prior Plan, including Shares with respect to awards granted under the Prior Plan that are forfeited following the date that the Plan is approved by the Company's stockholders. The maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 2,000,000. Subject to adjustment as provided in Section 4(b), (A) each Share with respect to which an Option or stock-settled SAR is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one and (B) each Share with respect to which any other Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by 1.5. Upon exercise of a stock-settled SAR, each Share with respect to which such stock-settled SAR is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such stock-settled SAR. If, after the effective date of the Plan, any Award granted under the Plan (1) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (2) is settled in cash, then, in the case of clauses (1) and (2), the number of Shares subject to such Award that were not issued with respect to such Award will not be treated as issued hereunder for purposes of reducing the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan. Notwithstanding the foregoing, no Shares that are surrendered or tendered to the Company in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award shall again become available to be delivered pursuant to Awards under the Plan. Subject to adjustment as provided in Section 4(b), (A) in the case of Awards that are settled in Shares, the maximum aggregate number of Shares with respect to which Awards may be granted to any Participant in any fiscal year of the Company under the Plan shall be 500,000 (each such Share counting as one Share for purposes of this clause (A)), and (B) in the case of Awards that are settled in cash based on the Fair Market Value of a Share, the maximum aggregate amount of cash that may be paid pursuant to Awards granted to any Participant in any fiscal year of the Company under the Plan shall be equal to the per Share Fair Market Value as of the relevant vesting, payment or settlement date multiplied by the number of Shares described in the preceding clause (A). In the case of all Awards other than those described in the preceding sentence, the maximum aggregate amount of cash and other property (valued at its Fair Market Value) other than Shares that may be paid or delivered pursuant to Awards under the Plan to any Participant in any fiscal year of the Company shall be equal to $5,000,000.

    (b)
    Adjustments for Changes in Capitalization and Similar Events.

    (i)
    In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constitutes an "equity restructuring" within the meaning of Statement of Financial Accounting Standards No. 123R with respect to Shares, the Committee shall, in the manner determined by the Committee to be appropriate or desirable, adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan (including pursuant to Incentive Stock Options) and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, in each case, as provided in Section 4(a), and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award.

    (ii)
    In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (X) the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan and (Y) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, in each case, as provided in Section 4(a), and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price, if applicable, with respect to any Award, (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

    (c)
    Rollover Awards.    Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines ("Rollover Awards"); provided, however, that in no event may any Rollover Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b). The number of Shares underlying any Rollover Awards shall be counted against the maximum aggregate number of Shares available for Awards under the Plan; provided, however, that Rollover Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the maximum aggregate number of Shares available for Awards under the Plan; provided further, however, that Rollover Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the maximum aggregate number of Shares available for Incentive Stock Options under the Plan.

    (d)
    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

5.
Eligibility

              Any officer or employee (including any prospective officer or employee) of the Company or any of its Affiliates shall be eligible to be designated a Participant.

6.
Awards
    (a)
    Types of Awards.    Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Compensation Awards, (vi) Performance Units, (vii) Cash Incentive Awards, and (viii) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which

      Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.

    (b)
    Options.

    (i)
    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) subject to Section 4(a), the number of Shares subject to Options to be granted to each Participant, (C) whether each Option will be an Incentive Stock Option or a Nonqualified Stock Option and (D) the conditions and limitations applicable to the vesting and exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Nonqualified Stock Options.

    (ii)
    Exercise Price.    The Exercise Price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

    (iii)
    Vesting and Exercise.    Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested at the time of exercise. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any conditions relating to the application of Federal or state securities laws, as it may deem necessary or advisable. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding Options.

      (iv)
      Payment.

        (A)
        No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 10(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee's sole and plenary discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or (3) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with Section 10(d), as of the date of such tender is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.

        (B)
        Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

      (v)
      Expiration.    Provisions relating to exercisability of Options following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable Award Agreement. In no event may an Option be exercisable after the tenth anniversary of the date the Option is granted.

    (c)
    SARs.

    (i)
    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) subject to Section 4(a), the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the conditions and limitations applicable to the exercise thereof.

      (ii)
      Exercise Price.    The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the SAR is granted. SARs are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

      (iii)
      Exercise.    A SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding SARs.

      (iv)
      Other Terms and Conditions.    Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR; provided, however, that in no event may any SAR be exercisable after the tenth anniversary of the date the SAR is granted. Any determination by the Committee that is made pursuant to this Section 6(c)(iv) may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter.

    (d)
    Restricted Shares and RSUs.

    (i)
    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) subject to Section 4(a), the number of Restricted Shares and RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the other terms and conditions of such Awards.

    (ii)
    Transfer Restrictions.    Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may, in its discretion, determine that Restricted Shares and RSUs may be transferred by the Participant for no consideration. Restricted Shares may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.

    (iii)
    Payment/Lapse of Restrictions.    Each RSU shall be granted with respect to one Share or shall have a value equal to the Fair Market Value of one Share. RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. If a Restricted Share or an RSU is intended to qualify as

        "qualified performance-based compensation" under Section 162(m) of the Code, unless the grant of such Restricted Share or RSU is contingent on satisfaction of the requirements for the payment of "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for the restrictions applicable thereto to lapse. In the event of a Participant's Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant's outstanding Restricted Shares and RSUs.

    (e)
    Performance Compensation Awards.

    (i)
    General.    The Committee shall have the authority, at the time of grant of any Award, to designate such Award (other than an Option or SAR) as a Performance Compensation Award in order for such Award to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Options and SARs granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 6(e).

    (ii)
    Eligibility.    The Committee shall, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant as eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle such Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 6(e). Moreover, designation of a Participant as eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant as eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

    (iii)
    Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have full discretion to select (A) the length of such Performance Period, (B) the type(s) of Performance Compensation Awards to be issued, (C) the Performance Criteria that will be used to establish the Performance Goal(s), (D) the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and (E) the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

      (iv)
      Performance Criteria.    Notwithstanding the foregoing, the Performance Criteria that will be used to establish the Performance Goal(s) with respect to Performance Compensation Awards shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (A) net income before or after taxes, (B) earnings before interest, taxes, depreciation and amortization, (C) earnings before interest, taxes, depreciation, amortization and rent, (D) operating income, (E) earnings per share, (F) return on shareholders' equity, (G) return on investment or capital, (H) return on assets, (I) net operating profit, (J) share price, (K) profitability/profit margins, (L) market share (in the aggregate or by segment), (M) net revenues or sales (in the aggregate or by segment) (based on units and/or dollars), (N) costs, (O) cash flow, (P) cost per available seat mile (CASM), (Q) CASM ex-fuel or (R) economic value added. Such performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the Performance Criteria it selects to use for such Performance Period.

      (v)
      Modification of Performance Goals.    The Committee is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code), in its sole and plenary discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code (A) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (B) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

      (vi)
      Payment of Performance Compensation Awards.

        (A)
        Condition to Receipt of Payment.    A Participant must be employed by the Company or one of its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing and to the extent permitted by Section 162(m) of the Code, in the discretion of the Committee, Performance Compensation Awards may be paid to Participants who have retired or whose employment has terminated prior to the last day of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of a Participant who died prior to the last day of a Performance Period.

          (B)
          Limitation.    Except as otherwise permitted by Section 162(m) of the Code, a Participant shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (1) the Performance Goal(s) for the relevant Performance Period are achieved and certified by the Committee in accordance with Section 6(e)(vi)(C) and (2) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Participant's Performance Compensation Award has been earned for such Performance Period.

          (C)
          Certification.    Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 6(e)(vi)(D).

          (D)
          Negative Discretion.    In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may, in its sole and plenary discretion, reduce or eliminate the amount of the Award earned in the Performance Period, even if applicable Performance Goals have been attained.

          (E)
          Discretion.    Except as otherwise permitted by Section 162(m) of the Code, in no event shall any discretionary authority granted to the Committee by the Plan be used to (1) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (2) increase a Performance Compensation Award for any Participant at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (3) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) of the Plan.

          (F)
          Form of Payment.    In the case of any Performance Compensation Award other than a Restricted Share, RSU or other equity-based Award that is subject to performance-based vesting conditions, such Performance Compensation Award shall be payable, in the discretion of the Committee, in cash or in Restricted Shares, RSUs or fully vested Shares of equivalent value and shall be paid on such terms as determined by the Committee in its discretion. Any Restricted Shares and RSUs shall be subject to the terms of this Plan (or any successor equity-compensation plan) and any applicable Award Agreement. The number of Restricted Shares, RSUs or Shares that is equivalent in value to a dollar amount shall be determined in accordance with a methodology specified by the Committee within the first 90 days of the relevant Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code).

    (f)
    Performance Units.

    (i)
    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.

    (ii)
    Value of Performance Units.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine in accordance with Section 4(a) the number and/or value of Performance Units that will be paid out to the Participant.

    (iii)
    Earning of Performance Units.    Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Goals have been achieved.

    (iv)
    Form and Timing of Payment of Performance Units.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. If a Performance Unit is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for a Participant to be entitled to payment.

    (g)
    Cash Incentive Awards.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, shall have the authority to grant Cash Incentive Awards. Subject to Section 4(a), the Committee shall establish Cash Incentive Award levels to determine the amount of a Cash Incentive Award payable upon the attainment of Performance Goals. If a Cash Incentive Award is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(e) must be satisfied in order for a Participant to be entitled to payment.

    (h)
    Other Stock-Based Awards.    Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine, provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

    (i)
    Dividends and Dividend Equivalents.    In the sole and plenary discretion of the Committee, an Award, other than an Option or SAR or a Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, without limitation, (A) payment directly to the Participant, (B) withholding of such amounts by the Company subject to vesting of the Award or (C) reinvestment in additional Shares, Restricted Shares or other Awards.

7.
Amendment and Termination

  (a)
  Amendments to the Plan.    Subject to any applicable law or government regulation, to any requirement that must be satisfied if the Plan is intended to be a shareholder-approved plan for purposes of Section 162(m) of the Code, and to the rules of the NASDAQ or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan or increase the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a), or (ii) change the class of employees eligible to participate in the Plan. No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

  (b)
  Amendments to Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence or any other provision of the Plan, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be cancelled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or SAR, unless such amendment, cancellation, or action is approved by the Company's stockholders, it being understood that an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8(a) shall not be considered a reduction in Exercise Price or "repricing" of such Option or SAR.

  (c)
  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 6(e)(v) and the final sentence of Section 7(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

8.
Change of Control

  (a)
  Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control after the date of the adoption of the Plan, (i) all outstanding Options or SARs then held by Participants that are subject to vesting based solely on the Participant's continued employment and are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, (ii) all Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other Awards subject to performance-based vesting criteria shall be paid out at the "target" performance level on a prorated basis based on the number of days elapsed from the beginning of the applicable Performance Period up to and including the date of the Change of Control and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Units, Cash Incentive Awards, Awards designated as Performance Compensation Awards and other Awards subject to performance-based vesting criteria) then held by Participants that are unvested or still subject to restrictions or forfeiture shall automatically be deemed vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control.

  (b)
  Notwithstanding any provision of Section 8(a), unless otherwise provided in the applicable Award Agreement, if any amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code), in the event of a Change of Control, any unvested but outstanding Awards shall automatically vest as of the date of such Change of Control and shall not be subject to the forfeiture restrictions following such Change in Control to the extent provided in Section 10(a); provided that, in the event that such Change of Control does not qualify as an event described in Section 409A(a)(2)(A)(v) of the Code, such Awards (and any other Awards that constitute deferred compensation that vested prior to the date of such Change of Control but are outstanding as of such date) shall not be settled until the earliest permissible payment event under Section 409A of the Code following such Change of Control.

9.
Effect of Termination of Employment

  (a)
  Termination of Employment Due to Death or Disability.    In the event of a Participant's Termination of Employment by reason of death or Disability (i) all outstanding Options and SARs then held by the Participant that are subject to vesting based solely on the Participant's continued employment shall become immediately vested and exercisable in full and shall remain exercisable for a period of 12 months after such termination (but in no event after the tenth anniversary of the date of grant of any such Option or SAR), (ii) all outstanding Restricted Shares and RSUs then held by the Participant that are subject to vesting based solely on the Participant's continued employment shall become fully vested and (iii) all outstanding Awards then held by the Participant that are subject to performance-based vesting criteria will vest at the "target" performance level on a prorated basis based on the number of days elapsed during the applicable Performance Period up to and including the date of Termination of Employment due to death or Disability

  (b)
  Termination of Employment for Reasons Other than Death or Disability.    In the event of a Participant's Termination of Employment for any reason other than death or Disability, or if a Participant is employed by an Affiliate of the Company and the entity ceases to be an Affiliate of the Company (unless the Participant continues in the employ of the Company or another Affiliate), the Committee shall determine, in its sole and plenary discretion, the treatment of any outstanding Awards held by the Participant.

10.
General Provisions

  (a)
  Nontransferability.    During the Participant's lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant's legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) unless prohibited by the applicable Award Agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered "family members" within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933, as amended; provided, however, that Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred to a third party in exchange for value unless such transfer is specifically approved by the Company's stockholders. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

  (b)
  No Rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

    (c)
    Share Certificates.    All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the NASDAQ or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (d)
    Withholding.

    (i)
    Authority to Withhold.    A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

    (ii)
    Alternative Ways to Satisfy Withholding Liability.    Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability or, to the extent permitted by the Company, by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability.

    (e)
    Section 409A.

    (i)
    It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

    (ii)
    No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

    (iii)
    If, at the time of a Participant's "separation from service" (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable individual agreement between the Company and the relevant Participant.

      (iv)
      Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant's account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

    (f)
    Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

    (g)
    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

    (h)
    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an officer or employee of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (i)
    No Rights as Stockholder.    No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such Restricted Shares. Except as otherwise provided in Section 4(b), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

    (j)
    Governing Law.    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

    (k)
    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (l)
    Other Laws; Restrictions on Transfer of Shares.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.

    (m)
    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

    (n)
    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (o)
    Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.

    (p)
    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.    If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

    (q)
    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.
Term of the Plan

  (a)
  Effective Date.    The Plan shall be effective as of the date of its adoption by the Board and approval by the Company's stockholders.

  (b)
  Expiration Date.    No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Company's stockholders under Section 11(a). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

Proxy/Voting Instruction Card

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy or voting instructions, you may choose one of the two methods outlined below to vote your proxy or direct the trustee as to shares held in your 401(k) plan. You can save our Company money by using the Internet.

Internet
• Log on to the Internet and go to http://www.envisionreports.com/uaua
• Follow the steps outlined on the secured website.

Telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

*  Proxies submitted by Internet or telephone must be received by 12:00 midnight, central standard time, on June 10, 2008. Voting instructions to the trustee of the United 401(k) plans submitted by Internet or telephone must be received by 12:00 midnight, central standard time, on June 6, 2008.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy/Voting Instruction Card               [control #]

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Management Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01 - Richard J. Almeida	☐	☐	02 - Mary K. Bush	☐	☐	03 - W. James Farrell	☐	☐

	For	Withhold		For	Withhold		For	Withhold
04 - Walter Isaacson	☐	☐	05 - Robert D. Krebs	☐	☐	06 - Robert S. Miller	☐	☐

	For	Withhold		For	Withhold		For	Withhold
07 -James J. O’Connor	☐	☐	08 - Glenn F. Tilton	☐	☐	09 - David J. Vitale	☐	☐

	For	Withhold
10 - John H. Walker	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accountants	☐	☐	☐

3. Approval of 2008 Incentive Compensation Plan	☐	☐	☐

B  Stockholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 and 5

	For	Against	Abstain
4. Stockholder Proposal on Advisory Vote on Executive Compensation, if properly presented at the meeting	☐	☐	☐

5. Stockholder Proposal on Charitable Contributions Report, if properly presented at the meeting	☐	☐	☐

C  Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

2008 Annual Meeting Admission Ticket

Annual Meeting of Stockholders of UAL Corporation

Thursday, June 12, 2008

9:00 a.m., Pacific Time

Marriott Warner Center, Salon F

21850 Oxnard Street

Woodland Hills, CA 91367

Upon arrival, please present this admission ticket and valid picture identification at the registration desk.

You must present this ticket and valid picture identification to a UAL Corporation representative at the Marriott Warner Center to be admitted to the Annual Meeting.  Doors will open for registration at 8:00 a.m.

Please visit http://www.marriott.com/hotels/travel/laxwc-warner-center-marriott-woodland-hills for maps, directions to the Marriott Warner Center and parking information.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2008

*   The Proxy Statement and 2007 Annual Report are available at http://www.envisionreports.com/uaua.

Annual Meeting Proxy/Voting Instruction Card — UAL Corporation

The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Glenn F. Tilton, James J. O’Connor and W. James Farrell and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of UAL Corporation owned of record by the undersigned on the matters listed in this proxy and, in their discretion, on such other matters as may properly come before the 2008 Annual Meeting of Stockholders to be held at the Marriott Warner Center, Salon F, 21850 Oxnard Street, Woodland Hills, California 91365 on June 12, 2008 at 9:00 a.m., local time, and at any adjournments or postponements thereof, unless otherwise specified herein.

This proxy when properly executed will be voted in the manner directed.  If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 and AGAINST proposals 4 and 5. In their discretion, the proxies are authorized to vote upon other business as may properly come before the Annual Meeting.

EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions to Bank of America, National Association (U.S. Trust), as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing U.S. Trust to vote all shares of common stock of UAL Corporation held in the 401(k) plan for which you may give voting instructions on the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants dated April 28, 2008. Your voting instructions to U.S. Trust are confidential. If properly executed and timely received, the voting instruction card will constitute a direction to the trustee to vote in the matter directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting. If no choice is made or no timely direction is received, U.S. Trust will vote your shares in proportion to allocated shares in such plan for which instructions are received, subject to applicable law.

You are encouraged to specify your choices by marking the appropriate box on the reverse side, but you need not mark any boxes if you wish to vote or instruct the trustee in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by phone, Internet or sign and return this card prior to midnight, central standard time, on Tuesday, June 10, 2008 or Friday, June 6, 2008, respectively.

TO BE SIGNED AND DATED ON THE REVERSE SIDE

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2008
PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
BENEFICIAL OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF 2008 INCENTIVE COMPENSATION PLAN
Equity Compensation Plan Information
STOCKHOLDER PROPOSALS
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
ANNUAL REPORT
OTHER BUSINESS